As filed with the Securities and Exchange Commission on November 26, 2025

Securities Act Registration No. 333-234544
Investment Company Act Registration No. 811-23439

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 484	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 486	☒

 ETF OPPORTUNITIES TRUST

(Exact Name of Registrant as Specified in Charter)

Karen Shupe
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
(804) 267-7400

(Address and Telephone Number of Principal Executive Offices)

 The Corporation Trust Co.

Corporation Trust Center,
1209 Orange St.
Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copy to:

John H. Lively

 Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	On November 30, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	__________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

WealthTrust DBS Long Term Growth ETF

PROSPECTUS

November 30, 2025

This prospectus describes the WealthTrust DBS Long Term Growth ETF which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
WealthTrust DBS Long Term Growth ETF	WLTG	NYSE Floor

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – WealthTrust DBS Long Term Growth ETF

Investment Objective

The WealthTrust DBS Long Term Growth ETF (the “Fund”) seeks long-term growth of capital with a secondary objective of providing dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.67%
Acquired Fund Fees and Expenses	0.07%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.74%

(1)	Under the Investment Advisory Agreement, WealthTrust Asset Management, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
WealthTrust DBS Long Term Growth ETF	$76	$237	$411	$918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 185.61% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment strategy is based on the belief that long term superior performance of a portfolio is driven by two factors: 1) tactical allocation is accomplished by identifying positive trends for asset classes, sectors, and industries; and 2) equity stock selection is based on quantitative analysis with an emphasis on earnings. The Fund’s portfolio will be actively managed and will primarily consist of investments in common stock issued by U.S. and foreign companies and exchange-traded funds (“ETFs”) that provide exposure to such U.S. and foreign companies. Investments in foreign companies will typically consist of investments in American Depository Receipts (“ADRs”) and/or ETFs that provide exposure to such foreign companies. The Fund may at times have exposure to fixed-income securities, gold and cash and cash equivalents and that exposure will typically be achieved through its investments in ETFs.

The Fund’s investment strategy is implemented using a third-party algorithmic trend analysis model, along with the Adviser’s own proprietary quantitative process (the “DBS Quantitative Process”). The strategy, which combines trend analysis with the DBS Quantitative Process, is designed to identify securities for purchase and, during the review of existing holdings, to flag potential sale candidates of the Fund.

The first step in the investment process involves the Fund using a third-party trend analysis model which is designed to identify asset classes, industries, and sectors that are demonstrating positive market trends (i.e., markets or asset classes making new highs and higher lows) or negative market trends (i.e., markets or asset classes making new lows and lower lows). The Fund’s trend analysis model considers a company’s moving average over varying periods, and it will consider certain momentum factors, such as the relative strength index, moving average convergence divergence and the average directional index. The Adviser also considers macroeconomic indicators, which include gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output, as part of the trend analysis process.

Once these trends are identified, the DBS Quantitative Process will then focus on identifying individual companies and ETFs from those asset classes, industries, and sectors identified as potential buys. This process focuses on company earnings and places the greatest weighting on quality earnings (i.e., repeatable earnings), positive earnings surprises (i.e., beating analysts’ expectations), and those companies that demonstrate a strong possibility of continued earnings’ growth. The DBS Quantitative Process, which includes the Quant Ranking described below, provides a list of candidates that are further assessed with additional screens and individual company analysis, as applicable, to determine the companies believed to provide the best opportunity for superior long-term price appreciation.

Each company in the Adviser’s database is assigned a quantitative ranking from 1-5, with 1, being a strong buy, 2, a buy, 3, a hold, 4, a sell and 5, a strong sell (the “Quant Ranking”). The Quant Rankings, which are updated daily, are based on an assessment of the following four factors:

1. Agreement - the extent to which all brokerage’ analysts agree (i.e., revising their earnings estimates in the same direction).

2. Magnitude - the larger the percentage increase or decrease in analysts projected quarterly earnings, the more weight is assigned to earnings estimate changes.

3. Upside - the deviation between the most accurate earnings estimate issued by the analyst who are believed to have the best track record and consensus earnings estimate.

4. Earnings Per Share (EPS) Surprise - the occurrence of a company’s reported quarterly or annual profits above or below analysts’ expectations.

Historically, companies that receive Quant Rankings of 1 and 2 have a better chance of beating their quarterly estimates, whereas Quant Rankings of 4 and 5 have a better chance of missing their quarterly estimates. The Fund focuses on Quant Rankings of 1-3 securities for potential buys and holds whereas Quant Rankings of 4-5 are not purchased initially and if held in the Fund, reviewed for sale if they fall to one of these rankings. One of the objectives of the Fund’s strategy is to own companies that have fewer quarterly earnings misses and more positive surprises than the underlying holdings of a broad-based market index. A broad-based market index is generally static as far as its constituent holdings are concerned with few changes to its holdings. The result is that a typical index will have holdings in companies that have Quant Rankings of 4 and 5 which, based on the Adviser’s research, have a better chance of missing their quarterly earnings estimates. The Adviser believes by not owning companies with a 4 or 5 Quant Ranking plus those asset classes, sectors and industries that are trending down based on the Adviser’s trend analysis, the Fund will be able to manage its risk level and provide long-term growth of capital.

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While the Quant Ranking is very important to the overall screening process, the strategy applies additional proprietary screening criteria that is designed to further reduce the Fund’s investment universe. The Fund’s investment universe consists of approximately 7,000 companies from 48 different countries and captures over 98% of the investable universe. The proprietary screening process eliminates approximately 90% of these companies based on various screening criteria such as the aforementioned Quant Ranking, and various valuation statistics, including a company’s price to earnings ratio, PEG ratio (dividing a company’s P/E ratio by the current year growth estimate for the company), projected growth rates over a 3–5-year period, positive interest coverage (amount of annual cash from operations divided by current interest owed for the year, a company with a negative percentage result will be excluded from the Fund), debt to capital ratio, free cash flow, level of insider ownership and to a lesser extent dividend yield. After the screening process is completed, the Adviser will then review the remaining list of potential investments, approximately 700 companies and select 25-35 mostly large cap companies that have the quality of earnings and valuations in line with what the Adviser considers to be reasonable relative to the overall market and/or to the companies’ peers. The Fund defines large-cap companies as companies with market capitalizations of $10 billion or more as measured at the time of purchase.

During periods where the Fund’s trend analysis is indicating a long-term positive equity market trend, the Fund will be fully invested in companies and ETFs that are trending up. During periods where the Fund’s trend analysis is indicating a long-term negative equity market down trend, the Fund may increase its allocation to ETFs that provide exposure to alternative investments such as cash, gold, U.S. treasuries, or an inverse ETF that provides investment results that match a certain percentage of the inverse results of a specific index on a daily or monthly basis. An inverse ETF is designed to profit from a decline in the value of an underlying index (i.e., the S&P 500 Index) so any investments by the Fund in an inverse ETF will be expected to provide a hedge (or downside protection) to the Fund’s long equity exposure.

The Fund intends to operate as a diversified fund and its portfolio will be allocated between two WealthTrust DBS sleeves – the DBS Core sleeve (approximately 75% of the Fund’s portfolio) and the DBS Tactical Edge sleeve (approximately 25% of the Fund’s portfolio). These allocations may vary based on the Adviser’s overall perception of the market. The term “sleeve” is used to reference the portion of the Fund’s portfolio that will be allocated to the types of investments described herein for the applicable sleeve.

The DBS Core sleeve will be invested primarily in the common stock of large-cap companies and ETFs that provide exposure to large-cap companies. The Fund’s use of ETFs in the DBS Core Sleeve will be limited to situations where the Adviser believes an ETF provides the Fund with the desired exposure (i.e., to a certain sector or industry) cost effectively. Under normal circumstances, the DBS Core sleeve will hold 25-35 individual equity positions.

The DBS Tactical Edge sleeve will be primarily invested in ETFs which track indices of industries, sectors, and market capitalization that have been identified by the Fund’s trend analysis model. This could result in the DBS Tactical Edge Sleeve being very opportunistic at times. For example, the Fund may invest the entire DBS Tactical Sleeve in ETFs that provide exposure to small and/or mid-cap companies, value companies, and/or specific sectors and industries that are signaling positive performance trends. The DBS Tactical Edge sleeve may, at times, be more defensive in nature and look to provide the Fund with liquidity and diversification. This type of positioning typically occurs when the Fund’s trend analysis model is signaling a major market correction and the Adviser’s analysis of such macroeconomic indicators as gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output results is also indicating a likely market correction. When the Fund implements a defensive/hedging strategy it may result in the Fund having exposure to alternative investments such as fixed-income securities (including U.S. treasuries), cash, gold, and equal weighted inverse ETFs.

The Fund’s investment selections will be the responsibility of the Adviser and the Adviser reserves the right to override the Fund’s investment models. In addition, the Fund’s Sub-Adviser will only be responsible for managing the creation and redemption trading process for the Fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. These risks may impact the Fund directly or indirectly through the Fund’s investments in ETFs. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

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Market Risk. The value of securities in the Fund’s overall portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period.

Management Risk. The strategies used by the Adviser may fail to produce the intended result.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid Cap Company Risk. The Fund's investments in ETFs may expose the Fund to the risks associated with investing in mid cap companies. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Small Cap Company Risk. The Fund's investments in ETFs may expose the Fund to the risks associated with investing in small cap companies. Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Risks of Investment Selection. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Quantitative Analysis and Tactical Trend Model Risk. The risk that investments selected using trend and quantitative analysis methodology may perform more poorly than the market as a whole or from their expected performance. There can be no assurance that use of trend and quantitative analysis to create tactical investment models will enable the Fund to achieve positive returns or outperform the market.

Growth Style Risk. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. In addition, there may be periods during which the investment performance of the Fund while using a growth strategy may suffer.

Value Style Risk. The Fund's investments in ETFs may expose the Fund to the risks associated with investing in value stocks. Value stocks present the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Foreign Securities Risk. The Fund’s investments in foreign issuers will be through depositary receipts and ETFs that provide exposure to foreign securities. These investments are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets.

Exchange Traded Fund Risk. To the extent that the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

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Inverse ETF Risk. Inverse ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of an inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques. Most inverse ETFs "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Their performance over longer periods of time—over weeks or months or years—can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets.

Risks of Derivatives. The Fund's investments in ETFs may expose the Fund to the risks associated with trading in derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. If the ETF is not successful in employing such instruments in managing its portfolio, the Fund's performance will be worse than if it did not invest in the ETF employing such strategies. Successful use by an ETF of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the ETFs will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return. In utilizing certain derivatives, the ETFs losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Gold-Related Risk. The Fund’s investments in ETFs may expose the Fund to gold-related risk. Investments tied to the price of gold are considered speculative. The Fund’s investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors.

Fixed Income Market Risks. The Fund’s investments in ETFs may expose the Fund to fixed income market risk. Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest Rate Risk. The Fund’s investments in ETFs may expose the Fund to interest rate risk. The prices of, and the income generated by, debt instruments held by the Fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Credit Quality Risk. The Fund’s investments in ETFs may expose the Fund to credit quality risk. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The Fund’s investments should have relatively low credit risk because they will invest only in securities backed by the U.S. government and other investments involving such securities.

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Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

●       Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on NYSE Floor (the “Exchange”), trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund shares will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those Shares.

●       Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in the Fund’s net asset value (“NAV”) and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Fund shares may trade at a discount to NAV. The market price of Shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●       Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●       Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s changes in performance from year to year, and the table shows how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free (844)-444-3863.

 6

Annual Total Returns (calendar years ended 12/31)

During the period shown, the highest quarterly return was 11.79% (quarter ended 3/31/2024) and the lowest quarterly return was -14.66% (quarter ended 6/30/2022).

The year to date return as of September 30, 2025 was 19.50%.

Average Annual Returns for Periods Ended December 31, 2024

	One Year	Since Inception(1)
Return Before Taxes	26.91%	5.74%
Return After-Taxes on Distributions	26.75%	5.59%
Return After-Taxes on Distributions and Sale of Fund Shares	16.05%	4.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	10.09%

(1)	The Fund commenced operations on December 6, 2021.

Investment Adviser and Sub-Adviser

WealthTrust Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Tidal Investments, LLC (the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Managers

Adviser’s Portfolio Manager: John G. McHugh, President of the Adviser, has served as the Fund’s portfolio manager since its inception in December 2021.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange (i.e., NYSE Floor). The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the bid/ask spread). Recent information, including information regarding the fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at www.wealthtrustetf.com.

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Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals from such an arrangement generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The Fund will attempt to mirror WealthTrust’s DBS Long Term Growth Strategy which began in 2003 using the same investment methodology, since inception. It is currently available as a separately managed account on various TAMPs and custodial platforms.

The investment objective for the WealthTrust DBS Long Term Growth ETF is to seek long-term growth of capital with a secondary objective of providing dividend income. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

ETFs are funds that trade like other publicly traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares Creation Units. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund is actively managed and does not seek to replicate an index. The Fund is classified as “diversified” for purposes of the 1940 Act.

The Fund’s investment strategy is based on the belief that long term superior performance of a portfolio is driven by two factors: 1) tactical allocation is accomplished by identifying positive trends for asset classes, sectors, and industries; and 2) equity stock selection is based on quantitative analysis with an emphasis on earnings. The Fund’s portfolio will be actively managed and will primarily consist of investments in common stock issued by U.S. and foreign companies and ETFs that provide exposure to such U.S. and foreign companies. Investments in foreign companies will typically consist of investments in ADRs and/or ETFs that provide exposure to such foreign companies. The Fund may at times have exposure to fixed-income securities, gold and cash and cash equivalents and that exposure will typically be achieved through its investments in ETFs.

The Fund’s investment strategy is implemented using a third-party algorithmic trend analysis model, along with the Adviser’s own proprietary quantitative process (the “DBS Quantitative Process”). The strategy, which combines trend analysis with the DBS Quantitative Process, is designed to identify securities for purchase and, during the review of existing holdings, to flag potential sale candidates of the Fund.

The first step in the investment process involves the Fund using a third-party trend analysis model which is designed to identify asset classes, industries and sectors that are demonstrating positive market trends (i.e., markets or asset classes making new highs and higher lows) or negative market trends (i.e., markets or asset classes making new lows and lower lows). The Fund’s trend analysis model considers a company’s moving average over varying periods, and it will consider certain momentum factors, such as the relative strength index, moving average convergence divergence and the average directional index. The relative strength index (RSI) is used in technical analysis and it is designed to measure the magnitude of recent price changes to evaluate overbought or oversold conditions in the price of a stock or asset. RSI measures the speed and change of price movements, and it is intended to evaluate the relative value of a stock, index, or other investment—based on its recent price history. The RSI is calculated using the average gain and average loss over a defined period of time. The moving average convergence divergence (MACD) is a trend following momentum indicator that shows the relationship between two moving averages of a security’s price. The RSI and MACD are often used together by technical analysts to provide a more complete technical picture of a market. The average directional index (ADX) is a short-term indicator that can be used under any type of market conditions (e.g., bull or bear markets, high or low volatility, etc.). It is simply the mean, or average, of the values of directional movement lines over a specified time. Technical indicators like RSI and MACD can help the Adviser determine at what price to buy and sell a stock while ADX is designed to help the Adviser determine how strong a trend is. The Adviser believes the strength of a trend can be an important factor as it can help determine if there is momentum behind a market move. In addition to the momentum factors, the Adviser also considers the following macroeconomic indicators (gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output) as part of the trend analysis process.

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Once these trends are identified, the DBS Quantitative Process will then focus on identifying individual companies and ETFs from those asset classes, industries, and sectors identified as potential buys. This process focuses on company earnings and places the greatest weighting on quality earnings (i.e., repeatable earnings), positive earnings surprises (i.e., beating analysts’ expectations), and those companies that demonstrate a strong possibility of continued earnings’ growth. The DBS Quantitative Process, which includes the Quant Ranking described below, provides a list of candidates that are further assessed with additional screens and individual company analysis, as applicable, to determine the companies believed to provide the best opportunity for superior long-term price appreciation.

Each company in the database is assigned a Quant Ranking and the rankings are updated daily. Historically, companies that receive Quant Rankings of 1 and 2 have a better chance of beating their quarterly estimates, whereas Quant Rankings of 4 and 5 have a better chance of missing their quarterly estimates. The Fund focuses on Quant Rankings of 1-3 securities for potential buys and holds whereas Quant Rankings of 4-5 are not purchased initially and if held in the Fund, reviewed for sale if they fall to one of these rankings. One of the objectives of the Fund’s strategy is to own companies that have fewer quarterly earnings misses and more positive surprises than the underlying holdings of a broad-based market index. A broad-based market index is generally static as far as its constituent holdings are concerned with few changes to its holdings. The result is that a typical index will have holdings in companies that have Quant Rankings of 4 and 5 which, based on the Adviser’s research, have a better chance of missing their quarterly earnings estimates. The Adviser believes by not owning companies with a 4 or 5 Quant Ranking plus those asset classes, sectors and industries that are trending down based on the Adviser’s trend analysis, the Fund will be able to manage its risk level and provide long-term growth of capital.

While the Quant Ranking is very important to the overall screening process, the strategy applies additional proprietary screening criteria that is designed to further reduce the Fund’s investment universe. The Fund’s investment universe consists of approximately 7,000 companies from 48 different countries and captures over 98% of the investable universe. The proprietary screening process eliminates approximately 90% of these companies based on various screening criteria such as the aforementioned Quant Ranking, and various valuation statistics, including a company’s price to earnings ratio, PEG ratio (dividing a company’s P/E ratio by the current year growth estimate for the company), projected growth rates over a 3–5-year period, positive interest coverage (amount of annual cash from operations divided by current interest owed for the year, a company with a negative percentage result will be excluded from the Fund), debt to capital ratio, free cash flow, level of insider ownership and to a lesser extent dividend yield. After the screening process is completed, the Adviser will then review the remaining list of potential investments, approximately 700 companies and select 25-35 mostly large cap companies that have the quality of earnings and valuations in line with what the Adviser considers to be reasonable relative to the overall market and/or to the companies’ peers. The Fund defines large-cap companies as companies with market capitalizations of $10 billion or more as measured at the time of purchase.

During periods where the Fund’s trend analysis is indicating a long-term positive equity market trend, the Fund will be fully invested in companies and ETFs that are trending up. During periods where the Fund’s trend analysis is indicating a long-term negative equity market down trend, the Fund may increase its allocation to ETFs that provide exposure to alternative investments such as cash, gold, U.S. treasuries, or an inverse ETF that provides investment results that match a certain percentage of the inverse results of a specific index on a daily or monthly basis. An inverse ETF is designed to profit from a decline in the value of an underlying index (i.e., the S&P 500 Index) so any investments by the Fund in an inverse ETF will be expected to provide a hedge (or downside protection) to the Fund’s long equity exposure.

The Fund intends to operate as a diversified fund and its portfolio will be allocated between two WealthTrust DBS sleeves – the DBS Core sleeve (approximately 75% of the Fund’s portfolio) and the DBS Tactical Edge sleeve (approximately 25% of the Fund’s portfolio). These allocations may vary based on the Adviser’s overall perception of the market. The term “sleeve” is used to reference the portion of the Fund’s portfolio that will be allocated to the types of investments described herein for the applicable sleeve.

The DBS Core sleeve will be invested primarily in the common stock of large-cap companies and ETFs that provide exposure to large-cap companies. The Fund’s use of ETFs in the DBS Core Sleeve will be limited to situations where the Adviser believes an ETF provides the Fund with the desired exposure (i.e., to a certain sector or industry) cost effectively. Under normal circumstances, the DBS Core sleeve will hold 25-35 individual equity positions.

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The DBS Tactical Edge sleeve will be primarily invested in ETFs which track indices of industries, sectors, and market capitalization that have been identified by the Fund’s trend analysis model. This could result in the DBS Tactical Edge Sleeve being very opportunistic at times. For example, the Fund may invest the entire DBS Tactical Sleeve in ETFs that provide exposure to small and/or mid-cap companies, value companies, and/or specific sectors and industries that are signaling positive performance trends. The DBS Tactical Edge sleeve may, at times, be more defensive in nature and look to provide the Fund with liquidity and diversification. This type of positioning typically occurs when the Fund’s trend analysis model is signaling a major market correction and the Adviser’s analysis of such macroeconomic indicators as gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output results is also indicating a likely market correction. When the Fund implements a defensive/hedging strategy it may result in the Fund having exposure to alternative investments such as fixed-income securities (including U.S. treasuries), cash, gold, and equal weighted inverse ETFs.

The Fund’s investment selections will be the responsibility of the Adviser and the Adviser reserves the right to override the Fund’s investment models. In addition, the Fund’s Sub-Adviser will only be responsible for managing the creation and redemption trading process for the Fund.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Principal Risks

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. Investments in equity securities may be more volatile than investments in other asset classes.

Market Risk. The value of securities in the Fund’s overall portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, many asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance. A reduction in a country’s growth rate could have an adverse effect on the prices of the various stocks held by the Fund.

Management Risk. The strategies used by the Adviser may fail to produce the intended result. The Fund will be actively managed and could experience losses (realized and unrealized) if the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. There can be no guarantee that the investment strategies or the Adviser’s actions as it relates to investment decisions for the Fund will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the Fund’s investment strategies and therefore adversely affect the ability of the Fund to achieve its investment objective.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Large cap companies may be less able than mid and small cap companies to adapt to changing market conditions. During different market cycles, the performance of large cap companies has trailed the overall performance of the broader securities markets.

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Mid Cap Risk. The Fund's investments in ETFs may expose the Fund to the risks associated with investing in mid cap companies. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Small Cap Company Risk. The Fund's investments in ETFs may expose the Fund to the risks associated with investing in small cap companies. Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Risks of Investment Selection. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated. Additionally, the Adviser may not implement the investment strategy successfully and the Fund may fail to attract sufficient assets to realize economies of scale.

Quantitative Analysis and Tactical Trend Model Risk. The risk that investments selected using trend and quantitative analysis methodology may perform more poorly than the market as a whole or from their expected performance. There can be no assurance that use of trend and quantitative analysis to create tactical investment models will enable the Fund to achieve positive returns or outperform the market. All analysis, including quantitative and tactical trend analysis, relies on correct data inputs. If incorrect data is entered into even a well-founded system’s database, the resulting information will be incorrect. Some of the model sleeves used by the Adviser for the Fund are based on historical information which is assumed to be predictive in nature. The use of predictive models has inherent risks, in part because predictive models are constructed based on the interpretation of historical data supplied by third parties. The success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the modeling used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective. The Adviser, in its sole discretion, will continue to test, evaluate, and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective. While the Adviser will rely heavily on its proprietary modeling for making investment decisions, it exercise investment discretion.

Growth Style Risk. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth, or if the Adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value Style Risk. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

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Foreign Securities Risk. The Fund’s investments in foreign issuers will be through depositary receipts and ETFs that provide exposure to foreign securities. These investments are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The Fund’s intends to invest in ADRs to gain exposure to foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. In addition to investment risks associated with the underlying issuer, ADRs expose the Fund to additional risks associated with the non-uniform terms that apply to ADR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR. Available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs present the risks described above.

Exchange Traded Funds Risk. To the extent the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs. Additionally, ETFs are subject to the following risks: (i) the market price of an ETF's shares may be above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) temporarily stop stock trading.

Inverse ETF Risk -Inverse ETFs are designed to provide the opposite of the return of the underlying index, typically on a daily basis. These products are different from and can be riskier than traditional ETFs. Although these products are designed to provide returns that generally correspond to the underlying index, they may not be able to exactly replicate the performance of the index because of fund expenses and other factors. This is referred to as tracking error. Continual re-setting of returns within the product may add to the underlying costs and increase the tracking error. As a result, this may prevent these products from achieving their investment objective. In addition, compounding of the returns can produce a divergence from the underlying index over time. In highly volatile markets with large positive and negative swings, return distortions may be magnified over time. Some deviations from the stated objectives, to the positive or negative, are possible and may or may not correct themselves over time. To accomplish their objectives, these products use a range of strategies, including swaps, futures contracts and other derivatives. These products may not be diversified and can be based on commodities or currencies. These products may have higher expense ratios and be less tax-efficient than more traditional ETFs.

Risks of Derivatives. The Fund's investments in ETFs may expose the Fund to the risks associated with trading in derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. If the ETF is not successful in employing such instruments in managing its portfolio, the Fund's performance will be worse than if it did not invest in the ETF employing such strategies. Successful use by an ETF of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the ETFs will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return. In utilizing certain derivatives, the ETFs losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

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Gold-Related Risk. The Fund’s investments in ETFs may expose the Fund to gold-related risk. Investments in instruments tied to the price of gold are considered speculative. The Fund’s investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors. Moreover, the majority of gold producers are located in a limited number of countries, and economic, political or other factors affecting one or more major sources of gold may have substantial effects on gold prices. The Fund’s gold-related investments will primarily consist of derivative instruments tied to the price of gold, such as futures or gold-related funds. In addition, a significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of gold by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and price of gold. Additionally, the United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The price of gold also can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations and intervention (including government restrictions on private ownership of gold and mining land), changes expectations regarding inflation in various countries and investment speculation.

Fixed Income Market Risks. The Fund’s investments in ETFs may expose the Fund to interest fixed income market risk. Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions.

Interest Rate Risk. The Fund’s investments in ETFs may expose the Fund to interest rate risk. The prices of, and the income generated by, debt instruments held by the Fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates. The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. The discontinuation and replacement of a benchmark rate such as LIBOR (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the fund’s performance. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Credit Quality Risk. The Fund’s investments in ETFs may expose the Fund to credit quality risk. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The Fund’s investments should have relatively low credit risk because they will invest only in securities backed by the U.S. government and other investments involving such securities.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

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ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

●       Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on the Exchange, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares of the Fund will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those Shares.

●       Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in NAV and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of the Fund may trade at a discount to NAV. The market price of Fund shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●       Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●       Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Other Risks for the Fund

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and/or the Fund’s other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and their shareholders. While the Fund have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invest.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities. These short-term debt securities include: money market mutual funds, treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When the Fund takes such a position, it may not achieve its investment objective. It is expected that such a defensive change will be rare.

MANAGEMENT

The Investment Adviser. WealthTrust Asset Management, LLC (the “Adviser”), 4458 Legendary Drive, Suite 140, Destin, Florida 32541 is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a limited liability company and was organized in Missouri. As of July 31, 2025, the Adviser had approximately $213.26 million in assets under management.

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Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board; and (iii) is responsible for oversight of the Sub-Adviser. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate of 0.67% of the first $250 million, 0.62% from $250 up to $500 million, and 0.57% in excess $500 million.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. During the fiscal year ended July 31, 2025, the Fund paid the Adviser 0.67% in management fees pursuant to the Investment Advisory Agreement.

The Sub-Adviser. The Adviser has retained Tidal Investments, LLC (the “Sub-Adviser”) to serve as sub-adviser for the Fund. The Sub-Adviser is responsible for handling the day-to-day management of the Fund’s trading process, which includes Creation and/or Redemption basket processing. The Sub-Adviser does not select investments for the Fund’s portfolio. The Sub-Adviser, which has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758, provides investment advisory, investment research, and portfolio construction services to ETF clients. For its services, the Sub-Adviser is paid a sub-advisory fee by the Adviser. See the Fund’s statement of additional information (“SAI”) for a description of the Sub-Adviser’s fee.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Fund is available in the Fund’s semi-annual report filed on Form N-CSR for the period ended January 31, 2025.

The Portfolio Manager

Adviser Portfolio Manager - Mr. John G. McHugh, portfolio manager, is responsible for the day-to-day management of the Fund’s portfolios, including stock selection, investment monitoring and trading.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund.

The Trust

The Fund is a diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at https://wealthtrustetf.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Shares of the Fund is listed for trading on the Exchange. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

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When buying or selling shares through a broker in the secondary market, you will incur customary brokerage commissions and charges. There is typically a spread between the bid and offered price of the Fund and you may pay some or all of the spread on each leg of a round trip (purchase and sale) transaction.

Authorized Participants may acquire shares directly from the Fund and may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV by the Fund. In-kind Creation Unit trade arrangements are designed to protect Fund shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. The Fund expects to typically satisfy Creation Unit redemptions in-kind but, if necessary, will do so in cash. Cash Unit redemptions may result in the Fund selling portfolio securities to obtain cash to meet net Fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the Fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal income tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	The Fund makes distributions,

-	You sell your shares listed on the Exchange, and

-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for non-corporate U.S. shareholders at the rate for net long-term capital gain provided those requirements are also met with respect to the shares in the Fund. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate U.S. shareholders (the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations) subject to similar requirements. However, dividends a corporate U.S. shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses, affect the Fund’s performance.

In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

 18

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your tax basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to backup withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct taxpayer identification number (which generally is a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate tax basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s tax basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares making up the Creation Units have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding tax basis determination methods applicable to share redemptions and the Fund’s obligation to report tax basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The firm is primarily in the business of providing administrative and other services to retail and institutional mutual funds and exchange-traded funds.

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. Citi is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional exchange traded funds and mutual funds.

Citibank, N.A., serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

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Cohen & Company, Ltd., serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.wealthtrustetf.com.

 20

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report on Form N-CSR. The Fund’s financial statements is available from the Fund upon request without charge and may be obtained at the address and telephone number noted on the back page of the prospectus.

WEALTHTRUST DBS LONG TERM GROWTH ETF

Financial Highlights	Selected Per Share Data Throughout Each Period

	Years Ended July 31,			Period Ended
	2025	2024	2023	July 31, 2022*
Net asset value, beginning of period	$27.30	$22.43	$21.15	$25.00
Investment activities
Net investment income (loss)(1)	0.11	0.04	0.20	0.05
Net realized and unrealized gain (loss) on investments	5.50	4.99	1.17	(3.90)
Total from investment activities	5.61	5.03	1.37	(3.85)

Distributions
Net investment income	(0.02)	(0.16)	(0.09)	— (2)
Net realized gain	(0.14)	—	—	—
Total distributions	(0.16)	(0.16)	(0.09)	—
Net asset value, end of period	$32.75	$27.30	$22.43	$21.15
Total Return(3)	20.63%	22.55%	6.55%	(15.41%)

Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses(5)	0.67%	0.67%	0.67%	0.67%
Net investment income (loss)(6)	0.37%	0.18%	0.95%	0.35%
Portfolio turnover rate(7)	185.61%	113.30%	99.98%	146.48%
Net assets, end of period (000’s)	$57,157	$29,074	$15,143	$10,044

(1)	Per share amounts calculated using the average shares outstanding during the period.

(2)	Less than $0.005 per share.

(3)	Total return is for the period indicated and has not been annualized for periods less than one year.

(4)	Ratios to average net assets have been annualized for periods less than a year. Ratios do not include expenses of the mutual funds and ETF’s in which the Fund invests.

(5)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(6)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying mutual funds and ETF’s in which the Fund invests.

(7)	Portfolio turnover rate is for the period indicated, excludes the effect of securities received or delivered from processing in-kind creations or redemptions, and has not been annualized for periods less than one year.

*	The Fund commenced operations on December 6, 2021.

 21

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

●Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this prospectus.

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FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated November 30, 2025, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information such as financial statements by writing to WealthTrust DBS Long Term Growth ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (844)-444-3863, by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus SAI and other information such as financial statements are all available for viewing/downloading at https://wealthtrustetf.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)

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WealthTrust DBS Long Term Growth ETF

(Ticker: WLTG on NYSE Floor)

(the “Fund”)

Series of the

ETF Opportunities Trust

WealthTrust DBS Long Term Growth ETF

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

STATEMENT OF ADDITIONAL INFORMATION

Dated November 30, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus for the Fund dated November 30, 2025 as it may be supplemented or revised from time to time. This SAI is incorporated by reference into the Fund’s prospectus. You can obtain a free copy of the annual and semi-annual reports , prospectus and SAI by writing to WealthTrust DBS Long Term Growth ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (844)-444-3863, by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.wealthtrustetf.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Investment Adviser:

WealthTrust Asset Management, LLC

4458 Legendary Drive, Suite 140

Destin, Florida 32541

THE TRUST

General. This SAI relates to WealthTrust DBS Long Term Growth ETF (the “Fund”) and should be read in conjunction with the Fund’s prospectus. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a diversified series of ETF Opportunities Trust, a Delaware statutory trust (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The investment adviser to the Fund is WealthTrust Asset Management, LLC (the “Adviser”) and the sub-adviser to the Fund is Tidal Investments, LLC (the “Sub-Adviser”).

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

The Fund will issue and redeem Shares at net asset value (“NAV”) in aggregations of at least 10,000 Shares (each a “Creation Unit”). The Fund will issue and redeem Creation Units principally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. The Fund has been approved for listing on NYSE Floor (the “Exchange”). Shares will trade on the secondary market at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of Shares in a Creation Unit.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as described herein - see the section titled “Placement of Creation Orders Outside the Clearing Process” in this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See “Additional Information About Purchase and Redemptions” below.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the prospectus. The Fund is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. As of the fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 185.61%.

DESCRIPTION OF PERMITTED INVESTMENTS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs. To the extent particular investment techniques or instruments are not described in the Principal Investment Strategies disclosure of the Fund’s prospectus, such investment techniques and instruments are not a part of the principal strategies and the corresponding risks are not principal risks of the Fund. Any discussion of risks associated with the noted investments may impact the Fund directly or indirectly through the Fund’s investments in ETFs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to a stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Convertible Securities. The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and therefore may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the price of a convertible security may be greater than the value of the underlying common stock.

Warrants. The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Investment Company Securities. The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and money market funds. The Fund may invest in equal weighted inverse ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. The Fund also may invest in ETFs whose portfolios primarily consist of commodities.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the ETF’s shares may trade at a market price that is above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s inverse ETF investment will decrease when the index underlying the ETF’s benchmark index rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of an inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs. This is because inverse ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

Fixed Income Securities. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the current market value of the Fund’s investments in fixed income securities may fall when interest rates rise, as fixed income security values react inversely to associated interest rates during normal market conditions.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Many U.S. Government agency obligations have an implied backing of the U.S. Government, but are not backed by the full faith and credit of the U.S. Government.

Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. For securities on the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for higher-rated securities.

Cash and Cash Equivalents. The Fund may hold cash or invest in cash equivalents. Cash equivalents include money market funds, commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature or may be redeemed in one year or less, and; corporate bonds and notes that mature or that may be redeemed in one year or less.

Foreign Securities. The Fund may invest in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Depositary Receipts. Assets of the Fund may be invested on a global basis to take advantage of investment opportunities both within the United States and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and other similar depositary receipts. ADRs are issued by an American bank or trust company and represent ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and represent ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all of the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Borrowing. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Repurchase Agreements. The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers (“Seller”) as determined by the Adviser. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment (“Repurchase Price”). The Seller’s obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. government securities or U.S. agency guaranteed securities (“Collateral”). The Collateral is held by the Fund’s custodian or a qualified sub-custodian under the Investment Company Act of 1940, as amended (the “1940 Act”) that is a financial intermediary. The Adviser will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be “fully collateralized” as required by Rule 5b-3 under the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price. In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

The Fund may engage in repurchase agreement transactions to the maximum extent permitted by applicable law.

Loans of Portfolio Securities. The Fund may make short- and long-term loans of its portfolio securities. To the extent that a lending policy is authorized by the Board of Trustees (the “Board”) and implemented by the Adviser, the Fund may make loans of its portfolio securities in response to requests of broker-dealers or institutional investors which the Adviser deems qualified. In all such cases, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of a Fund’s net assets.

Temporary Investments. The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non–fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short–term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund may also invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear their ratable share of their expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

OTHER INVESTMENTS

Initial Public Offerings. The Fund may participate in the initial public offering (“IPO”) market, and a portion of the Fund’s returns may be attributed to IPO investments; the impact on the Fund’s performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPOs will be available and, as the Fund’s assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

Miscellaneous. The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided that such investments would be consistent with the respective Fund’s investment objective and that such investments would not violate the respective Fund’s fundamental investment policies or restrictions.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of a Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Fund:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	May not issue senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	May not underwrite securities issued by others except to the extent a Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the U.S. Securities and Exchange Commission (the “SEC”) or other regulatory agency with authority over the Fund.

6.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.	May not invest more than 25% of the value of its net assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that if the Fund’s principal investment objective/strategy is to target the performance of a specific index, the Fund will invest more than 25% of its total assets in securities of issuers in a particular industry to approximately the same extent that the Fund’s target index concentrates in the securities of issuers in a particular industry. The limitation against industry concentration does not apply to investments in securities of the U.S. government, its agencies and instrumentalities.

Further, as a matter of fundamental policy, the Fund:

shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

If a percentage or rating restriction on an investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in such percentages or restrictions resulting from any cause other than actions by the Fund will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified, the Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of the Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits the Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of the Fund’s total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of the Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders.

Open-end registered investment companies such as the Fund are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares and to divide those series into separate classes. The Fund currently offers one class of shares. The Fund has no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to the Fund’s Fundamental Policy #7 as described above, the Fund will consider, to the extent practicable and consistent with applicable rules, regulations of the SEC and applicable guidance from the staff of the SEC, investments of its underlying investment companies when determining its compliance with the policy.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser. WealthTrust Asset Management, LLC (the “Adviser”), 4458 Legendary Drive, Suite 140, Destin, Florida 32541, is the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a limited liability company and was organized in Missouri.

The Adviser currently provides investment advisory services pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board. In addition, the Adviser: (i) furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Trust’s Board; and (iii) is responsible for oversight of the Sub-Adviser. Under the Advisory Agreement, the Adviser assumes and pays, at its own expense and without reimbursement from the Trust, all ordinary expenses of the Fund, except the fee paid to the Adviser pursuant to the Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

For its services with respect to the Fund, the Adviser is entitled to receive an annual management fee, calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, at the rate of 0.67% of the first $250 million, 0.62% from $250 up to $500 million, and 0.57% in excess $500 million. The Adviser retains the right to use the name “WealthTrust” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “WealthTrust” or any derivative thereof automatically ceases ninety days after termination of the Advisory Agreement and may be withdrawn by the Adviser on ninety days written notice. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others. For the fiscal years ended July 31, 2023, July 31, 2024, and July 31, 2025, the Fund paid management fees of $77,341, $137,389, and $273,341 respectively, to the Adviser pursuant to the Advisory Agreement.

The Advisory Agreement was approved by the Trustees (including all the Independent Trustees) in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of up to two years from its effective date. Thereafter, the Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of a Fund’s outstanding shares on not less than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Sub-Adviser. The Adviser has retained Tidal Investments, LLC (the “Sub-Adviser”) to serve as sub-adviser for the Fund. The Sub-Adviser has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11785. The Sub-Adviser was established in 2012 and provides investment advisory, investment research, and portfolio construction services to ETF clients. No outside companies or individuals currently own more than 25% of the Sub-Adviser’s voting rights. Over 50% of the Sub-Adviser’s voting rights are with employee-members.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser assists the Adviser in providing day-to-day management of the Fund’s portfolio. The Sub-Adviser is responsible for the day-to-day management of the Fund’s trading process, which includes Creation and/or Redemption basket processing. The Sub-Adviser will work directly with the Fund’s Custodian, Transfer Agent and Adviser to carry out the trading process for the Fund. The Sub-Adviser does not select investments for the Fund’s portfolio. See below for description of the services being provided by the Custodian and the Transfer Agent.

The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) in compliance with the 1940 Act and by the Fund’s initial shareholder. The Sub-Advisory Agreement continues in force for an initial period of up to two years from its effective date. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of Independent Trustees; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of each of the Fund’s outstanding shares or by the Adviser on not less than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. For its services, the Sub-Adviser is paid a fee by the Adviser, which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, as set forth in the table below:

Threshold	Fee*
All Assets	0.03%

*Subject to $20,000 minimum per year

Portfolio Manager. As described in the prospectus, John G McHugh serves as the Fund’s Portfolio Manager and he is responsible for the day-to-day investment management of the Fund. In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2025:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
John G. McHugh	0	$0	0	$0	175	$67.7	$67.7

Conflicts of Interests. The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. Mr. McHugh does not receive compensation that is based upon the pre- or after-tax performance of the Fund; however, Mr. McHugh, as an owner of the Adviser, will receive compensation based on the profits of the Adviser, which may include monies received from serving as the Adviser to the Fund.

Portfolio Manager Share Ownership. The table below shows the amount of the Fund’s equity securities beneficially owned by each Portfolio Manager as of July 31, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Fund Shares
John G. McHugh	F

Administrator. Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (the “Administrator”) serves as the Fund’s administrator. In its capacity as administrator, the Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser. The Administrator provides certain administrative services and facilities to the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. The Administrator receives an asset-based fee computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses. For the fiscal years ended July 31, 2023, July 31, 2024, and July 31, 2025, the Adviser paid $25,000 in each year, respectively, to the Administrator for services pursuant to the Fund Services Agreement.

Fund Accountant, Transfer Agency and Other Services. Pursuant to a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio, 43219, Citi provides certain financial administration services (other than those provided by the Administrator), transfer agency, and fund accounting services to the Fund. As financial administrator, Citi performs services including but not limited to: (1) calculating Fund expenses; (2) calculating the Fund performance data; and (3) providing certain compliance support services. As fund accountant, Citi maintains certain financial records of the Trust and provides accounting services to the Fund that include the daily calculation of the Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s U.S. federal and state tax returns and financial reports required to be filed with the SEC. As transfer agent, Citi issues shares of the Fund in Creation Units to fill purchase orders for the Fund’s shares, maintains records of the issuance and redemption of the Fund’s shares, and acts as the Fund’s dividend disbursing agent.

For the financial administration and fund accounting services provided to the Trust, the Trust has agreed to pay to Citi an annual asset based fee as a percentage of the aggregate net assets of the Fund, subject to certain breakpoints and minimum fee requirements. Citi is also entitled to fees for services that it renders with respect to the filing of Form N-PORT, its services related to liquidity risk management and out-of-pocket expenses. During the fiscal years ended July 31, 2023, July 31, 2024, and July 31, 2025, the Adviser paid $17,858, $45,577, and $56,054 respectively, to Citi for services pursuant to the Services Agreement.

Custodian. Pursuant to a Custodial and Agency Services Agreement with the Trust, Citibank, N.A. (“Custodian”), located at 388 Greenwich Street, New York, New York 10048, serves as Custodian for the Fund and safeguards and holds the Fund’s cash and securities, settles the Fund’s securities transactions and collects income on the Fund’s investments. Under the agreement, the Custodian also: (1) provides data required by the Adviser to determine the Fund’s Creation Basket and estimated All Cash Amount for each Business Day (this service is paid for by the Adviser directly pursuant to the Support Services Agreement between Citi and the Adviser (see “Support Services Agreement,” above)); (2) monitors the settlement of securities comprising the Creation Basket and any cash in connection with the purchase and redemption of Creation Units and requests the issuance of related Creation Units; (3) deposits securities comprising the Creation Basket and/or cash received from Authorized Participants in connection with purchases of Creation Units into the Fund’s custody and cash accounts; (4) disburses securities comprising the Creation Basket and/or cash from the Fund’s custody and cash accounts to Authorized Participants in connection with the redemptions of Creation Units; and (5) performs certain other related services, (See “Purchase and Redemption of Creation Units,” below).

Distributor and Principal Underwriter. Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), (the “Distributor”) the Fund’s distributor, is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Additional Information About Purchases and Sales.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board has not adopted a Distribution and Service Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act with respect to the Fund. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm, Cohen & Company, Ltd., audits the Funds’ annual financial statements, and assists in the preparation of certain reports to the SEC. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., prepares the Trust’s tax returns. Cohen & Company, Ltd. is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Currently, Ms. Ivey serves as the Executive Officer for the Episcopal Church Building Fund since 2025 utilizing her financial knowledge and skills. Prior to her position as Executive Officer for the Episcopal Church Building Fund Ms. Ivey serves as Chief Financial Officer for the Episcopal Church Building Fund from 2022 to 2025.

Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

ETFs face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the Adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since December, 2019	Chief Executive Officer, Episcopal Church Building Fund (national nonprofit organization) since January 2022, and Chief Financial Officer from January 2022 to 2025. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 - 2021.	179	Independent Trustee of World Funds Trust for the twenty-two series of that trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that trust; and Independent Trustee of Truth Social Funds for the five series of that trust (each a registered investment company).

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Theo H. Pitt, Jr. 1936 Trustee	Indefinite, Since December, 2019 to December 2024, Trustee Emeritus January 2025 to September 2025, and Trustee since September 2025	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997.	179

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust for the one series of that trust; Independent Trustee for Starboard Investment Trust for the seven series of that trust; World Funds Trust for the twenty-two series of that trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that trust; and Independent Trustee of Truth Social Funds for the five series of that trust (each a registered investment company) (all registered investment companies).

Dr. David J. Urban 1955 Trustee	Indefinite, Since December, 2019	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	179	Independent Trustee of World Funds Trust for the twenty-two series of that trust; and Independent Trustee of Precidian ETFs Trust for the forty-eight series of that trust; and Independent Trustee of Truth Social Funds for the five series of that trust (each a registered investment company).

OFFICERS WHO ARE NOT TRUSTEES

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David Bogaert 1963 President	Indefinite, Since December 2019	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration), October 2013 – present.
Thomas A. Carter 1966 Vice President	Indefinite, Since December 2019	President Ridgeline Research September 2019 through present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since December 2019	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since December 2019	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since December 2019	Attorney, Practus, LLP (law firm), May 2018 to present.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since December 2019	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura Wright 1972 Assistant Secretary	Indefinite, Since July 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present, Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since September 2022	Attorney, Practus, LLP (law firm), 2020 to present.
Robert Rhatigan 1982 Assistant Secretary	Indefinite, Since October 2025	Attorney, Practus, LLP (law firm), 2024 to present. Attorney, Dechert LLP from 2012 to 2024.
Soth Chin 1966 Chief Compliance Officer	Indefinite, Since March 2023	Managing Member of Fit Compliance, LLC (financial services compliance and consulting firm) since October 2016.
Julian G. Winters 1968 Assistant Chief Compliance Officer	Indefinite, Since March 2023	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm) since March 2007.

BOARD OF TRUSTEES

The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Fund’s other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Ms. Ivey, Mr. Pitt, and Dr. Urban. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. The Audit Committee met ten times during the 12-month period ended July 31, 2025.

The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Mr. Pitt, and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. The Nominating and Corporate Governance Committee met three during the 12-month period ended July 31, 2025.

The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Mr. Pitt, and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee did not meet during the 12-month period ended July 31, 2025.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust receives compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective January 1, 2025, each Trustee receives a retainer fee at the annual rate of $74,000 and the Independent Chairperson will receive an additional annual fee of $5,000, paid quarterly. Prior to January 1, 2025, each Trustee received a retainer fee at the annualized rate of $54,000, paid quarterly and the Independent Chairperson received an additional annual fee of $5,000, paid quarterly. Prior to October 1, 2024, each Trustee received a retainer fee at the annualized rate of $12,000, paid quarterly. Annual fees may be adjusted quarterly based on the number of operating funds in the Trust. Additionally, each Trustee may receive a fee of $2,500 per special meeting. Compensation received by each Trustee from the Trust for the fiscal year ended July 31, 2025 is as follows:

Name of Trustee (Non-Interested Trustee)	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees (1)
Mary Lou H. Ivey	$2,557	$0	$0	$2,557
Laura V. Morrison(2)	$2,390	$0	$0	$2,390
Theo H. Pitt, Jr.	$601	$0	$0	$601
Dr. David J. Urban	$2,390	$0	$0	$2,390

(1) The “Fund Complex” consists of the Fund.

(2) Ms. Morrison resigned as a Trustee of the Trust effective September 19, 2025.

Trustee Ownership of Fund Shares – The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund of the Trust, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A
Dr. David J. Urban	A	A

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser, the Sub-Adviser or the principal underwriter and by the members of their immediate families. No front-end or deferred sales charges are applied to the purchase of Shares.

Policies Concerning Personal Investment Activities. The Fund, the Adviser and the Sub-Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser. Since the economic benefit of investing in an ETF is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

Name of Shareholder	% Ownership of Fund
Depository Trust Company FBO Client Accounts	100%

DETERMINATION OF NET ASSET VALUE

Calculation of Share Price

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee (as defined below). Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee(as defined below). Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Valuation Designee (as defined below). Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures approved by the Board. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that the Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received upon the sale of the security or asset in an orderly transaction between market participants at the measurement date and time. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through a fair valuation committee, and may apply fair valuation methodologies approved by the Board, or utilize prices or inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources that have been approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation Units

The Fund issues and sells Shares only in Creation Units on a continuous basis on any business day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”).

Generally, the Trust will issue and redeem Creation Units at NAV for “in kind” consideration, meaning the initiator of a creation or redemption order will deposit or receive as consideration a portfolio of all or some of the securities held in the relevant Fund’s portfolio, plus a cash amount (an “In Kind Creation” and “In Kind Redemption”). At the discretion of the Adviser, the Fund may elect at any time, and from time to time, that the consideration for the purchase and redemption of Creation Units will be made entirely in a cash amount equal to the NAV of the shares that constitute the Creation Unit(s) (an “All Cash Amount”).

Creation Orders

The consideration for an In Kind Creation generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund’s portfolio as selected by the Adviser (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of a Fund. The Cash Component serves to compensate the Fund or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

In addition, the Fund reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Fund also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The Custodian, through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available, or unless the Adviser elects to receive an All Cash Amount in connection with the creation of Creation Units.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. In addition, the Fund reserves the right to permit the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

The process for a creation order involving an All Cash Amount will be the same as the process for an In Kind Creation, except that the Cash Component will be the entirety of the amount deposited as consideration for the Creation Unit(s).

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Transfer Agent either (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant. In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by 4:00 p.m. New York time on the trade date (“Closing Time”). If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Transfer Agent no later than 3:00 p.m. New York time on the trade date. In the case of an In Kind Creation, a custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections below entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. All Fund Deposits and/or Cash Component, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Fund Deposits and/or Cash Component, as applicable, to the Fund, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor or transfer agent on the Transmittal Date if (1) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process

All Fund Deposits and/or Cash Component, as applicable, made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of cash and securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the amount of an All Cash Amount, the number of Deposit Securities to be delivered, or the amount of a Cash Component, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. The amount of cash equal to the Cash Component (including All Cash Amounts) must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component or the All Cash Amount, as applicable, by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposits and/or Cash Components as newly constituted to reflect the then-current Deposit Securities and Cash Component, or the All Cash Amount, as applicable. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units—Creation Transaction Fee.”

Creation Units of an In-Kind Creation may be created in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 125% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Fund, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited into the Fund’s custodial account. In addition, a transaction fee will be charged in all cases. See the section below entitled “Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Fund reserves the right to reject a creation order transmitted to it by the Transfer Agent if: (1) the order is not in proper form; (2) if the Cash Component paid is incorrect; (3) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (4) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; or (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) there exist circumstances outside the control of the Fund, the Custodian, transfer agent, the Distributor and the Adviser that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor or transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify the Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian, the transfer agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+1 basis” (that is, one Business Day after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units of an In Kind Creation to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Fund is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or transfer agent. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units (whether by In Kind Creation/Redemption or for an All Cash Amount) on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis. All questions as to the amount of cash required to be delivered, the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered, as applicable, shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (“Creation Transaction Fee”) in connection with creation orders that is intended to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund’s custodian for each creation order is $250.00.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to the Fund in connection with the purchase of the Deposit Securities (expressed as a percentage of the value of such Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an All Cash Amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the In Kind Creation order process for creation orders executed in whole or in part with cash, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an In Kind Creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Fund makes Creation Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

The Creation Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Creation Transaction Fee is in the best interest of the Fund. When determining whether to waive the Creation Transaction Fee, the Adviser considers a number of factors including whether waiving the Creation Transaction Fee will: facilitate the initial launch of the Fund; facilitate portfolio rebalancing in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Redemption Orders

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Fund redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. A Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

Generally, Creation Units of the Fund will also be redeemed at NAV principally in kind, although the Fund reserves the right to redeem for an All Cash Amount, in each case less a transaction fee as described below. With respect to In Kind Redemptions, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The redemption proceeds for an In Kind Redemption of a Creation Unit consists of Fund Securities – as announced on the Business Day the request for redemption is received in proper form – plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (that is “T+1”). However, as discussed in Appendix B, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+1 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

The process for a redemption order involving an All Cash Amount will be the same as the process for an In-Kind Redemption, except that the proceeds of the redemption will be paid entirely in cash. Proceeds of redemptions of Creation Units payable in an All Cash Amount will be paid to the Authorized Participant redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Transfer Agent after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and/or the Cash Redemption Amount, as applicable, will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

The Fund may in its discretion at any time, or from time to time, exercise its option to redeem Fund Shares solely for consideration in the form of an All Cash Amount, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may permit, in its sole discretion. In either case, the investor will receive an All Cash Amount payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (“Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard Redemption Transaction Fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee charged by the Fund’s custodian for each redemption order is $250.00.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to the Fund in connection with the sale of the Fund Securities (expressed as a percentage value of such Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) redemptions made in an All Cash Amount (to offset the Trust’s brokerage and other transaction costs associated with the sale of Fund Securities). Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the In Kind Redemption order process for redemption orders executed in whole or in part with cash, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an In Kind Redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

Regardless of form, the Redemption Transaction Fee (including any reimbursements related to in cash redemptions or additional variable fees for In Kind Redemptions) will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities (currently, no more than 2% of the value of the shares redeemed).

The Redemption Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Redemption Transaction Fee is in the best interest of the Fund. When determining whether to waive the Redemption Transaction Fee, the Adviser considers a number of factors including whether waiving the Redemption Transaction Fee will: facilitate portfolio rebalancing in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Custom Baskets

The Fund Securities to be deposited for the purchase of a Creation Unit, and the Fund Securities delivered in connection with a Redemption, may differ, and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a nonrepresentative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and its affiliates may, out of its own resources and without additional cost to the Fund or its shareholders, pay a solicitation fee to securities dealers or other financial intermediaries (collectively, a “Financial Intermediary.”)

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund (“Shares”) are held by U.S. shareholders (defined below) and that such Shares are held as capital assets.

A U.S. shareholder is a beneficial owner of Shares that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of Shares that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership that will hold Shares should consult its own tax advisor with respect to the purchase, ownership and disposition of Shares by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “ Code”). There can be no assurance it will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a six-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure from the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S.federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a shareholder’s tax basis in its shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, Asset Test, and Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such shareholder but retained by the Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the Shares. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder . The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the U.S. shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and is actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales of Shares or redemption of Creation Units and other dispositions of Shares, such as exchanges, of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale of Shares or redemption of Creation Units or other disposition of Shares of the Fund will generally result in capital gain or loss to a U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the Shares sold or exchanged, and will be long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividend) by such shareholder with respect to such Shares. A loss realized on a sale or exchange of Shares generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Both long-term and short-term capital gain of U.S. corporations are taxed at the rates applicable to ordinary income of corporations. For non-corporate U.S. shareholders, short-term capital gain is taxed at the rate applicable to ordinary income, while long-term capital gain generally is taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate tax basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s tax basis in the Creation Units. The IRS, however, may assert that an Authorized Participant which does not mark-to-market its holdings may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for a purchase of Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Code Section 351, the Fund would have a tax basis in the securities deposited for such Shares different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Fund is required to report its shareholders’ cost basis, gain/loss, and holding period for Shares to the IRS on the Fund’s shareholders’ Consolidated Form 1099s.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the U.S. shareholder does not select a different tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of the U.S. shareholder’s purchase or upon the sale of Shares. The Fund and its service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals, estates and trusts, may be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of Shares. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Straddles. When the Fund enters into an offsetting position to limit the risk on another position, the “straddle” rules usually come into play. An option or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for U.S. federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions. The key features of the straddle rules are as follows:

The Fund may have to wait to deduct any losses. If the Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if the Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.

The Fund’s capital gain holding period may get clipped. The moment the Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If the Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.

Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.

The Fund may not be able to deduct any interest expenses or carrying charges with respect to a straddle. During the offsetting period, any interest or carrying charges associated with the straddle generally are not currently tax deductible, but must be capitalized (added to cost basis).

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”

Some debt obligations that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Fund.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfies this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Taxation of Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A RIC is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders that do not currently report their dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends.

In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividends or Short-Term Capital Gain Dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of Shares or to the Capital Gain Dividend received by the Non-U.S. shareholder (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its Shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income withholding tax. In addition, such distributions could result in a Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions, would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier RIC or REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a Share redemption by a Non-U.S. shareholder, in which case such shareholder generally would also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Non-U.S. shareholders should consult their own tax advisors concerning the application of these rules to their investment in the Fund.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividend will be subject to net U.S. federal income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax own advisors to determine the applicability of this requirement in light of their individual circumstances.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund execute transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. For the fiscal periods ending July 31, 2023, July 31, 2024, and July 31, 2025, the Fund paid $3,042, $3,834, and $12,213 respectively, in brokerage commissions.

In selecting brokers and dealers to execute portfolio transactions, the Adviser may consider research and brokerage services furnished to the Adviser or its affiliates. The Adviser may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Adviser. In aggregating such securities, the Adviser will average the transaction as to price and will allocate available investments in a manner that the Adviser believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) permits the Adviser , under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under their respective advisory agreements. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services. During the fiscal years ended July 31, 2023, July 31, 2024, and July 31, 2025, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research of other brokerage services to the Adviser.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. For the fiscal years ended July 31, 2023, July 31, 2024, and July 31, 2025, the Fund did not pay any brokerage commissions to on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of July 31, 2025, the Fund did not hold any securities of their “regular brokers and dealers.”

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (www. wealthtrustetf.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.

In addition, certain information may also be made available to certain parties:

●	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the Fund’s website, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on the Fund’s website after the close of markets in the U.S.

●	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Adviser, Sub-Adviser, Distributor and Custodian are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.

●	The Adviser and/or Sub-Adviser may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statement.

●	Communications with Listing Exchanges: From time to time, employees of Adviser, Sub-Adviser, Distributor and/or Custodian may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.

●	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to the Fund’s website.

●	Third-Party Service Providers. Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service, and printers), as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statement and federal securities laws and regulations thereunder.

●	The Fund files its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on Form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and form N-PORT are posted to the Fund’s website no later than sixty (60) days following the fiscal quarters.

No consideration may be received by the Fund, the Adviser, or any other person in connection with the disclosure of portfolio information. The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

The Fund is authorized to issue one class of shares imposing no front-end or deferred sales charges, no 12b-1 fee and no service fee.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Exhibit B to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record. The proxy voting policies and procedures of the Trust are included as Exhibit A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling (844)-444-3863 or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; and (2) on the Fund’s website at www.wealthtrustetf.com; and (3) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser and the Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended July 31, 2025 have been filed with the SEC on Form N-CSR. The financial statements contained in Form N-CSR are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in Form N-CSR have been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report thereon also appears in such Form N-CSR and is also incorporated herein by reference. No other parts of Form N-CSR are incorporated by reference herein. The financial statements in such Form N-CSR have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. You may request free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

WealthTrust DBS Long Term Growth ETF

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Telephone: (844) 444-3863

EXHIBIT A

ETF Opportunities Trust

PROXY VOTING POLICY AND PROCEDURES

The ETF Opportunities Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, a Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the Commission. The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the U.S. Securities and Exchange Commission no later than August 31st of each year.

EXHIBIT B

PROXY VOTING AND DISCLOSURE POLICY

WEALTHTRUST ASSET MANAGEMENT, LLC

1.	Introduction

As a registered investment adviser, WealthTrust Asset Management, LLC (“WealthTrust” or “Adviser”) has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment Adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) or the client requests WealthTrust to do so in writing, WealthTrust will vote proxy materials for its clients.

In cases where the discretionary client has delegated proxy voting responsibility and authority to the Adviser, WealthTrust has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where WealthTrust accepts such delegation and agrees to vote proxies, WealthTrust will do so in accordance with these Policies and Procedures. Wealth Trust may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve WealthTrust of its responsibilities hereunder and WealthTrust shall retain final authority and fiduciary responsibility for such proxy voting.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

2.	Voting Guidelines

WealthTrust has adopted the Broadridge Proxy Policies and Insights Shareholder Value Template (“Proxy Policies and Insights”) to determine how each issue on proxy ballots is to be voted. The Proxy Policies and Insights is incorporated herein by this reference, and a copy of the Proxy Policies and Insights, as may be revised from time to time, is maintained with WealthTrust’s proxy voting policy.

The Proxy Policies and Insights seeks to maximize shareholder value in proxy voting and is created using voting trends of large, top fund families that seek to maximize shareholder value. Proxy statements will be voted in accordance with this template unless:

●	WealthTrust determines it has a conflict,

●	WealthTrust’s portfolio manager determines there are other reasons not to follow the Proxy Policies and Insights input, or

●	No input is provided by the Proxy Policies and Insights, in which case WealthTrust will independently determine how a particular issue should be voted and such determination will be documented by the Portfolio Manager.

Any decisions regarding proxy voting where WealthTrust determines not to follow the Shareholder Value Template (“SVT”) input shall be determined by the CEO of WealthTrust. The CCO must be notified of the decision and a memo regarding the reason for not following the SVT must be maintained in the proxy voting file.

In the event requests for proxies are received with respect to debt securities, WealthTrust will vote on a case-by-case basis in a manner it believes to be in the best economic interest of the Adviser’s shareholders.

WealthTrust may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Responsibility

WealthTrust utilizes Broadridge to coordinate, process, manage and maintain electronic records of WealthTrust proxy votes.

WealthTrust has also adopted the Broadridge Proxy Policy and Insights. It is the responsibility of WealthTrust’s CCO (or designee) to at least annually, review the Proxy Policies and Insights for continued relevancy. WealthTrust’s Portfolio Manager is also responsible for responding to any corporate actions as well as to vote any proxies for which a recommendation is not provided by Broadridge, unless it is determined that not voting is in the best interest of the client.

WealthTrust has appointed its Chief Compliance Officer (CCO) to oversee the proxy-voting program. The CCO is responsible for maintaining this policy, reviewing it at least annually, and updating it as required. The CCO may delegate certain administrative functions of the program to another member of the staff; but retains overall responsibility for its undertaking.

All proxy materials should be directed to Broadridge; however, if WealthTrust receives proxy statements on behalf of clients, the material should be forwarded to Broadridge unless the account is voted manually by WealthTrust. The Adviser is not responsible for voting proxies it does not receive but will make reasonable efforts to obtain missing proxies.

4.	Registered Investment Companies

In cases in which the client is a registered investment company under the Investment Company Act of 1940, and delegates proxy voting, WealthTrust will vote proxies pursuant to this policy.

5.	Conflicts of Interest

WealthTrust shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if the Portfolio Manager actually knows or should have known of the conflict. WealthTrust is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

●	A principal of WealthTrust or any person involved in the proxy decision-making process currently serves on the Board of the company.

●	An immediate family member of a principal of WealthTrust or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

●	WealthTrust, any fund managed by WealthTrust, or any affiliate holds a significant ownership interest in the company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to WealthTrust’s CCO.

Conflict Policy for Sub-Advised Relationships and Direct Clients

In the event an employee determines that WealthTrust has a conflict of interest due to, for example, a relationship with a Sub-Adviser or an affiliate of a Sub-Adviser, or for any other reason which could influence the advice given, the employee will advise the CCO and the Portfolio Manager will decide whether WealthTrust should either (1) disclose the conflict to the client to enable the client to evaluate WealthTrust’s proxy voting advice in light of the conflict or (2) disclose to the client the conflict, with no voting recommendation, and vote in accordance with the client’s instructions. WealthTrust will resolve identified conflicts of interest in the best interest of the client.

Conflict Policy for Registered Investment Companies

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

6.	Oversight of Third Parties

The Broadridge Proxy Policies and Insights Shareholder Value Template will be reviewed by WealthTrust’s Portfolio manager or his or her designee at least annually to ensure it remains appropriate for WealthTrust’s needs. The CCO or her designee will conduct annual due diligence to evaluate Broadridge continuing ability to adequately provide services to WealthTrust and its clients and protect and preserve its records.

7.	Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to WealthTrust compliance. The CCO or her designee will prepare a written response to the client with the information requested.

8.	Disclosure

●	WealthTrust will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how WealthTrust voted client’s proxies;

●	WealthTrust will also disclose how clients may obtain a copy of the firm’s proxy voting policies and procedures, however WealthTrust will not disclose how proxies were voted to third-party non-clients, and;

●	WealthTrust shall make known its proxy voting policy in its advisory agreement or along with its advisory agreement.

9.	Recordkeeping

The CCO is responsible for maintaining the following records, however WealthTrust may rely on its third-party service provider to retain certain records:

●	proxy voting policies and procedures;

●	proxy statements (provided, however, that WealthTrust may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided WealthTrust with a copy of the proxy statement promptly upon request);

●	records of electronic votes cast and abstentions; and

●	any records prepared by WealthTrust that were material to a proxy voting decision or that memorialized a decision.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by WealthTrust. These records may be kept as part of WealthTrust’s records.

10.	Form N-PX – The Fund

The Fund must file Form N-PX with the Securities and Exchange Commission to report their proxy voting records for each twelve-month period, ending on June 30 of each year. The reports must be submitted not later than August 31 and are made publicly available. The CCO is responsible for ensuring that WealthTrust maintains the information required to complete form N-PX, as listed below:

●	The name of the issuer of the portfolio security;

●	The exchange ticker symbol of the portfolio security;

●	The CUSIP number for the portfolio security;

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the fund cast its vote on the matter;

●	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

●	Whether the fund cast its vote for or against management.

WealthTrust is responsible for providing the respective proxy voting information related to the filing of the Form N-PX and will submit the information to the Trust upon request. The Trust’s administrator will submit the Form N-PX to the SEC on behalf of the Funds.

Adopted: November 8, 2021

EXHIBIT C

Nominating and Corporate Governance Committee Charter

ETF Opportunities Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of ETF Opportunities Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted: December 4, 2019

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

ETF OPPORTUNITIES TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of ETF Opportunities Trust (“Registrant”) is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(a)(2)	Agreement and Declaration of Trust is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(b)	By-Laws of the Registrant is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(c)	Articles IV, VII and VIII of the Declaration of Trust, Exhibit 28(a)(2) above, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Advisory Agreement between the Registrant and Ridgeline Research LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(d)(2)	Sub-Advisory Agreement between Vident Asset Management and Ridgeline Research LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(d)(3)	Amended Advisory Agreement between the Registrant and Formidable Asset Management, LLC on behalf of the Formidable ETF, the Formidable Dividend and Income ETF and the Formidable Fortress ETF (“Formidable ETFs”) is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(d)(4)	Sub-Advisory Agreement between Tidal Investments, LLC and Formidable Asset Management, LLC on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(5)	Advisory Agreement between the Registrant and Applied Finance Advisors, LLC on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(d)(6)	Sub-Advisory Agreement between Tidal Investments, LLC and Applied Finance Advisors, LLC on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(d)(7)	Advisory Agreement between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(d)(8)

Sub-Advisory Agreement between Vident Asset Management and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF and Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(d)(9)	Advisory Agreement between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(d)(10)	Advisory Agreement between the Registrant and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(d)(11)	Sub-Advisory Agreement between Tidal Investments, LLC and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(12)	Amended and Restated Advisory Agreement between the Registrant and Cultivar Capital, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 34 on Form N-1A filed on November 28, 2022.

(d)(13)	Sub-Advisory Agreement between Tidal Investments, LLC and Cultivar Capital, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective amendment No. 192 on Form N-1A filed on November 27, 2024.

(d)(14)	Amended Investment Advisory Agreement between the Registrant and Tuttle Capital Management LLC on behalf of Tuttle Capital 2X DBMF ETF, T-REX 2X Inverse NVIDIA Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Long Tesla Daily Target ETF, LAFFER|TENGLER Equity Income ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF, T-REX 2X Inverse Microsoft Daily Target ETF, Tuttle Capital Congressional Trading ETF, T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X LONG NFLX DAILY TARGET ETF, T-REX 2X INVERSE NFLX DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG MSTR DAILY TARGET ETF AND T-REX 2X INVERSE MSTR DAILY TARGET ETF, Tuttle Capital RSP Option Income Strategy ETF, Tuttle Capital KRE Option Income Strategy ETF, Tuttle Capital IYR Option Income Strategy ETF, Tuttle Capital XLU Option Income Strategy ETF, Tuttle Capital XLE Option Income Strategy ETF, Tuttle Capital XHB Option Income Strategy ETF, Tuttle Capital EEM Option Income Strategy ETF, Tuttle Capital EFA Option Income Strategy ETF, Tuttle Capital XLF Option Income Strategy ETF, Tuttle Capital VTV Option Income Strategy ETF, Tuttle Capital IJH Option Income Strategy ETF, Tuttle Capital XLV Option Income Strategy ETF, Tuttle Capital SMH Option Income Strategy ETF, Tuttle Capital XBI Option Income Strategy ETF, Tuttle Capital XLY Option Income Strategy ETF, Tuttle Capital TSLA Put Write ETF, Tuttle Capital NVDA Put Write ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital COIN Put Write ETF, Tuttle Capital QQQ Put Write ETF, the Opportunistic Trader ETF, the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long SOL Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, T-REX 2X Long LINK Daily Target ETF, T-REX 2X Long SUI Daily Target ETF, Tuttle Capital Agentic AI ETF, Tuttle Capital AI in Healthcare ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, Tuttle Capital UFO Disclosure AI Powered ETF, Tuttle Capital No Bleed Tail Risk ETF, T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, T-REX 2X Long SMR Daily Target ETF, T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, T-REX 2X Long HHH Daily Target ETF, T-REX 2X Long CRCL Daily Target ETF, Tuttle Capital Government Grift ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long BRR Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF and T-REX 2X Inverse CRCL Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF and T-REX 2X Inverse BLSH Daily Target ETF, Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF and Tuttle Capital IBIT Income Blast ETF, Tuttle Capital SOL Income Blast ETF, Tuttle Capital XRP Income Blast ETF, Tuttle Capital DOGE Income Blast ETF, Tuttle Capital Cardano Income Blast ETF, Tuttle Capital Chainlink Income Blast ETF, Tuttle Capital BNB Income Blast ETF, Tuttle Capital AVAX Income Blast ETF, Tuttle Capital Bonk Income Blast ETF, Tuttle Capital Litecoin Income Blast ETF, Tuttle Capital SUI Income Blast ETF, T-REX 2X Long KLAR Daily Target ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, and T-REX 2X Long VKTX Daily Target ETF (the “Tuttle ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on October 15, 2025.

(d)(15)	Management Agreement between T-REX (Cayman) Portfolios SPC and Tuttle Capital Management, LLC on behalf of the T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long SOL Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, T-REX 2X Long LINK Daily Target ETF, T-REX 2X Long SUI Daily Target ETF, and Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 454 on Form N-1A filed on November 7, 2025.

(d)(16)	Amendment No. 1 to Management Agreement between T-REX (Cayman) Portfolios SPC and Tuttle Capital Management, LLC on behalf of the T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long SOL Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, T-REX 2X Long LINK Daily Target ETF, T-REX 2X Long SUI Daily Target ETF, and Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 454 on Form N-1A filed on November 7, 2025.

(d)(17)	Sub-Advisory Agreement between Laffer Tengler Investments, Inc. and Tuttle Capital Management, LLC on behalf of the LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(d)(18)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of REX IncomeMax AMD Strategy ETF, REX IncomeMax AMZN Strategy ETF, REX IncomeMax TSLA Strategy ETF, REX IncomeMax BIIB Strategy ETF, REX IncomeMax DIS Strategy ETF, REX IncomeMax EEM Strategy ETF, REX IncomeMax GDXJ Strategy ETF, REX IncomeMax GOOG Strategy ETF, REX IncomeMax META Strategy ETF, REX IncomeMax MSFT Strategy ETF, REX IncomeMax MSTR Strategy ETF, REX IncomeMax PYPL Strategy ETF, REX IncomeMax SLV Strategy ETF, REX IncomeMax SMH Strategy ETF, REX IncomeMax SNOW Strategy ETF, REX IncomeMax TLRY Strategy ETF, REX IncomeMax UNG Strategy ETF, REX IncomeMax USO Strategy ETF and REX IncomeMax V Strategy ETF (“REX ETFs”) and REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(d)(19)	Sub-Advisory Agreement between Vident Advisory, LLC (d/b/a Vident Asset Management) and REX Advisers, LLC on behalf of the REX ETFs REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(d)(20)

Sub-Advisory Agreement between Brendan Wood TopGun Partnerships Inc. and Tuttle Capital Management, LLC on behalf of the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(d)(21)

Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF, and IDX Alternative FIAT ETF is incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on October 29, 2025.

(d)(22)

Sub-Advisory Agreement between Tidal Investments, LLC and IDX Advisors, LLC on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(d)(23)	Form of Sub-Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Fixed Income ETF and the IDX Alternative FIAT ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 396 on Form N-1A filed on September 24, 2025.

(d)(24)	Management Agreement between T-REX (Cayman) Portfolios SPC and IDX Advisors, LLC on behalf of the IDX Alternative FIAT ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 396 on Form N-1A filed on September 24, 2025.

(d)(25)

Advisory Agreement between the Registrant and Tapp Finance, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(d)(26)	Sub-Advisory Agreement between Tuttle Capital Management, LLC and Tapp Finance, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(d)(27)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(d)(28)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(d)(29)	Advisory Agreement between Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(30)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(31)

Advisory Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF and Brookmont Dividend Growth ETF is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 419 on Form N-1A on October 10, 2025.

(d)(32)

Sub-Advisory Agreement between Brookmont Capital Management, LLC and King Ridge Capital Advisors, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(33)

Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(d)(34)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(d)(35)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(d)(36)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(d)(37)	Amended Management Agreement between T-REX (Cayman) Portfolios SPC (a Cayman Islands exempted company) and REX Advisers, LLC on behalf of the REX IncomeMax IBIT Strategy ETF, REX-OspreyTM DOGE ETF, REX-OspreyTM TRUMP ETF, REX-OspreyTM BONK ETF, REX-OspreyTM XRP ETF, REX-OspreyTM SOL ETF, REX-OspreyTM BTC ETF, REX-OspreyTM ETH ETF and REX-OspreyTM MOVE ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 303 on Form N-1A filed on June 27, 2025.

(d)(38)	Advisory Agreement between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(39)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(40)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(41)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(42)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX-OspreyTM DOGE ETF, REX-OspreyTM TRUMP ETF, REX-OspreyTM BONK ETF, REX-OspreyTM XRP ETF, REX-OspreyTM SOL + Staking ETF, REX-OspreyTM BTC ETF and REX-OspreyTM ETH + Staking ETF and the REX-OspreyTM MOVE ETF (the “REX-OspreyTM ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(d)(43)	Advisory Agreement between the Registrant and Hedgeye Asset Management, LLC on behalf of the Hedgeye Capital Allocation ETF and Hedgeye Quality Growth ETF (the “Hedgeye ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(d)(44)	Sub-Advisory Agreement between Hedgeye Asset Management, LLC and Tidal Investments, LLC on behalf of the Hedgeye ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(d)(45)	Advisory Agreement between the Registrant and OTG Asset Management, Ltd. on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(d)(46)	Sub-Advisory Agreement between the Registrant and Tidal Investments, LLC on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(d)(47)	Advisory Agreement between the Registrant and Golden Eagle Strategies, Inc. on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(d)(48)	Sub-Advisory Agreement between Golden Eagle Strategies, Inc. and Tidal Investments, LLC on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(d)(49)	Advisory Agreement between the Registrant and Arlington Partners, LLC on behalf of the AQE Core ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 433 on Form N-1A filed on October 27, 2025.

(d)(50)	Sub-Advisory Agreement between Arlington Partners, LLC and Vident Advisory, LLC on behalf of the AQE Core ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 433 on Form N-1A filed on October 27, 2025.

(d)(51)	Advisory Agreement between the Registrant and Hedgeye Asset Management, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 443 on Form N-1A filed on November 5, 2025.

(d)(52)	Form of Sub-Advisory Agreement between Hedgeye Asset Management, LLC and Tidal Investments, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 443 on Form N-1A filed on November 5, 2025.

(d)(53)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, REX-Osprey™ XLM ETF, REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, and REX-OspreyTM Crypto Yield ETF (To be Filed by Amendment).

(d)(54)	Advisory Agreement between the Registrant and Applied Finance Advisors, LLC on behalf of the Applied Finance IVS US SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(d)(55)	Sub-Advisory Agreement between Applied Finance Advisors, LLC and Tidal Investments, LLC on behalf of the Applied Finance IVS US SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(d)(56)	Advisory Agreement between the Registrant and Framework Digital Advisors LLC on behalf of the GSR Digital Assets Treasury Companies ETF, GSR Ethereum Staking Opportunity ETF, GSR Crypto StakingMax ETF, GSR Crypto Core3 ETF, and GSR Ethereum YieldEdge ETF (the “GSR Crypto ETFs”) (To be Filed by Amendment).

(d)(57)	Advisory Agreement between the Registrant and Highland Capital Management, LLC on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(d)(58)	Sub-Advisory Agreement between Highland Capital Management, LLC and Tidal Investments, LLC on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(d)(59)	Sub-Advisory Agreement between Framework Digital Advisors LLC and Tuttle Capital Management, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(d)(60)	Amended Investment Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the T-REX 2X Long GRNY Daily Target ETF, T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, T-REX 2X Long UI Daily Target ETF, Tuttle Capital Permanent Portfolio 2.0 ETF, TSPY Lift ETF, TDAQ Lift ETF, T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, T-REX 2X Long ZIM Daily Target ETF, T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, T-REX 2X Long QSI Daily Target ETF, Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, Tuttle Capital HOOD Crypto Blast ETF, and T-REX 2X Long INFQ Daily Target ETF (To be Filed by Amendment).

(d)(61)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the T-REX 3X Long AAPL Daily Target ETF, T-REX 3X Long ALAB Daily Target ETF, T-REX 3X Long AMD Daily Target ETF, T-REX 3X Long AMNZ Daily Target ETF, T-REX 3X Long APP Daily Target ETF, T-REX 3X Long ARKK Daily Target ETF, T-REX 3X Long ASTS Daily Target ETF, T-REX 3X Long AVGO Daily Target ETF, T-REX 3X Long BABA Daily Target ETF, T-REX 3X Long BMNR Daily Target ETF, T-REX 3X Long BRKB Daily Target ETF, T-REX 3X Long COIN Daily Target ETF, T-REX 3X Long CRCL Daily Target ETF, T-REX 3X Long CRWD Daily Target ETF, T-REX 3X Long CRWV Daily Target ETF, T-REX 3X Long DJT Daily Target ETF, T-REX 3X Long ETHA Daily Target ETF, T-REX 3X Long GLXY Daily Target ETF, T-REX 3X Long GME Daily Target ETF, T-REX 3X Long GOOG Daily Target ETF, T-REX 3X Long HIMS Daily Target ETF, T-REX 3X Long HOOD Daily Target ETF, T-REX 3X Long IBIT Daily Target ETF, T-REX 3X Long INTC Daily Target ETF, T-REX 3X Long IONQ Daily Target ETF, T-REX 3X Long LLY Daily Target ETF, T-REX 3X Long MARA Daily Target ETF, T-REX 3X Long META Daily Target ETF, T-REX 3X Long MRVL Daily Target ETF, T-REX 3X Long MSFT Daily Target ETF, T-REX 3X Long MSTR Daily Target ETF, T-REX 3X Long MU Daily Target ETF, T-REX 3X Long NBIS Daily Target ETF, T-REX 3X Long NFLX Daily Target ETF, T-REX 3X Long NVDA Daily Target ETF, T-REX 3X Long NVO Daily Target ETF, T-REX 3X Long OKLO Daily Target ETF, T-REX 3X Long ORCL Daily Target ETF, T-REX 3X Long PLTR Daily Target ETF, T-REX 3X Long PYPL Daily Target ETF, T-REX 3X Long QBTS Daily Target ETF, T-REX 3X Long QUBT Daily Target ETF, T-REX 3X Long RDDT Daily Target ETF, T-REX 3X Long RGTI Daily Target ETF, T-REX 3X Long RIOT Daily Target ETF, T-REX 3X Long RKLB Daily Target ETF, T-REX 3X Long SLV Daily Target ETF, T-REX 3X Long SMCI Daily Target ETF, T-REX 3X Long SMR Daily Target ETF, T-REX 3X Long SOFI Daily Target ETF, T-REX 3X Long SOUN Daily Target ETF, T-REX 3X Long TEM Daily Target ETF, T-REX 3X Long TSLA Daily Target ETF, T-REX 3X Long TSM Daily Target ETF, T-REX 3X Long UBER Daily Target ETF, T-REX 3X Long UNH Daily Target ETF, T-REX 3X Long UPST Daily Target ETF, T-REX 3X Long MAGS Daily Target ETF, T-REX 3X Long GRNY Daily Target ETF (the “T-REX 3X ETFs”) (To be Filed by Amendment).

(d)(62)	Sub- Advisory Agreement between REX Advisers, LLC and Tuttle Capital Management, LLC on behalf of the T-REX 3X ETFs (To be Filed by Amendment).

(d)(63)	Sub-Advisory Agreement between the Tuttle Capital Management, LLC and Tapp Finance, Inc. on behalf of the TSPY Lift ETF and TDAQ Lift ETF (To be Filed by Amendment).

(e)(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(e)(2)	First Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the American Conservative Values ETF, the American Conservative Values Small-Cap ETF and the Real Asset Strategies ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(e)(3)	Third Amendment to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Funds in the Trust is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(e)(4)	ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Funds in the Trust is herein incorporated by reference from Registrant’s Post-Effective No 30 on Form N-1A filed on September 1, 2022.

(e)(5)	Fourth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 44 on Form N-1A filed on March 17, 2023.

(e)(6)	Sixth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital 2X DBMF ETF, T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(e)(7)	Seventh Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(e)(8)	Eighth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF, T-REX 2X Inverse Microsoft Daily Target ETF, TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(e)(9)	Ninth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(e)(10)	Eleventh Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of SMI 3Fourteen Full-Cycle Trend ETF, Tuttle Capital Congressional Trading ETF, T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X LONG NFLX DAILY TARGET ETF, T-REX 2X INVERSE NFLX DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG MSTR DAILY TARGET ETF, and T-REX 2X INVERSE MSTR DAILY TARGET ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(e)(11)	Twelfth Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Brookmont Catastrophic Bond ETF, Tuttle Option Income ETFs, and the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(e)(13)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(e)(14)	Thirteenth Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Put Write ETFs and the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(e)(15)	Fourteenth Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, Tuttle Capital IBIT 0DTE Covered Call ETF, Opportunistic Trader ETF, REX Bitcoin Corporate Treasury Convertible Bond ETF, Tuttle Capital No Bleed Tail Risk ETF, OTG Latin America ETF, REX Osprey™ ETFs, Hedgeye ETFs, and the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(e)(16)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Funds Services, LLC on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(e)(17)	Fifteenth Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Golden Eagle Dynamic Hypergrowth ETF, T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, T-REX 2X Long SMR Daily Target ETF, T-REX 2X Long CRCL Daily Target ETF, T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, T-REX 2X Long HHH Daily Target ETF, Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, and IDX Alternative FIAT ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(e)(18)	Sixteenth Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Government Grift ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long BRR Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF and Tuttle Capital IBIT Income Blast ETF, Tuttle Capital SOL Income Blast ETF, T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long SOL Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, T-REX 2X Long LINK Daily Target ETF, T-REX 2X Long SUI Daily Target ETF, T-REX 2X Long KLAR Daily Target ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF, Brookmont Dividend Growth ETF, AQE Core Equity ETF, Hedgeye 130/30 Equity ETF, Hedgeye Fourth Turning ETF, REX-Osprey™ BNB +Staking ETF, Applied Finance IVS SMID ETF, Applied Finance IVS International Large ETF, Applied Finance IVS International Small ETF, Argent Large Cap Growth ETF, Argent Large Cap Value ETF, REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, REX-Osprey™ XLM ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 433 on Form N-1A filed on October 27, 2025.

(e)(19)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the GSR Crypto ETFs, T-REX 2X Long GRNY Daily Target ETF, T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, T-REX 2X Long UI Daily Target ETF, T-REX 3X ETFs, Tuttle Capital Permanent Portfolio 2.0 ETF, TSPY Lift ETF, TDAQ Lift ETF, T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, T-REX 2X Long ZIM Daily Target ETF, T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, T-REX 2X Long QSI Daily Target ETF, REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, REX-OspreyTM Crypto Yield ETF, Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, Tuttle Capital HOOD Crypto Blast ETF, and T-REX 2X Long INFQ Daily Target ETF (To be Filed by Amendment).

(e)(20)	Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(f)	Not applicable.

(g)(1)	Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(g)(2)	Amendment No. 1 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.
(g)(3)	Amendment No. 4 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(g)(4)	Amendment No. 5 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(g)(5)	Amendment No. 6 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(g)(6)	Amendment No. 7 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the WealthTrust DBS Long Term Growth ETF and the UBC Algorithmic Fundamentals ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(g)(7)	Amendment No. 8 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(g)(8)

Amendment to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(g)(9)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital 2X DBMF ETF, T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(g)(10)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(g)(11)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF and T-REX 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(g)(12)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(g)(13)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the REX AI Equity Premium Income ETF, and SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(g)(14)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital Congressional Trading ETF and the T-REX 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(g)(15)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(16)	ETF Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(g)(17)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(g)(18)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(g)(19)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(g)(20)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(21)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(22)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-REX 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(23)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Put Write ETFs (To be Filed by Amendment).

(g)(24)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-REX 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(25)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Put Write ETFs (To be Filed by Amendment).

(g)(26)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(g)(27)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(g)(28)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(g)(29)	Amendment to Custody Agreement between the Registrant and [_______] on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, and Tuttle Capital COIN 0DTE Covered Call ETF, (To be Filed by Amendment).

(g)(30)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and [_______] on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, and Tuttle Capital IBIT 0DTE Covered Call ETF (To be Filed by Amendment).

(g)(31)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX-OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(32)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX-OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(33)	Master Custody Service Agreement between the Registrant and Anchorage Digital Bank N.A. on behalf of the REX-Osprey™ SOL +Staking ETF and REX-Osprey™ ETH +Staking ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 303 on Form N-1A filed on June 27, 2025.

(g)(34)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the AQE Core ETF, Hedgeye 130/30 Equity ETF, Hedgeye Fourth Turning ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long Solana Daily Target ETF, and T-REX 2X Long SUI Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on October 15, 2025.

(g)(35)	Amendment to the Transfer Agent Services Agreement between the Registrant and AQE Core ETF, Hedgeye 130/30 Equity ETF, Hedgeye Fourth Turning ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long Solana Daily Target ETF, and T-REX 2X Long SUI Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on October 15, 2025.

(g)(36)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Tuttle Capital AI in Healthcare ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, T-REX 2X Long SNOW Daily Target ETF, and T-REX 2X Long GME Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(g)(37)	Amendment to Custody Agreement between the Registrant and [_____] on behalf of the T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, T-REX 2X Long LINK Daily Target ETF, Tuttle Capital Agentic AI ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, and Tuttle Capital UFO Disclosure AI Powered ETF (To be Filed by Amendment).

(g)(38)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AI in Healthcare ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, T-REX 2X Long SNOW Daily Target ETF, and T-REX 2X Long GME Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(g)(39)	Amendment to the Transfer Agent Services Agreement between the Registrant and [___]on behalf of the T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, T-REX 2X Long LINK Daily Target ETF, Tuttle Capital Agentic AI ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, and Tuttle Capital UFO Disclosure AI Powered ETF (To be Filed by Amendment).

(g)(40)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the OTG Latin America ETF, Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, REX-Osprey MOVE ETF, and the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(41)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the OTG Latin America ETF, Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, REX-Osprey MOVE ETF, and the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(42)	Amendment to Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(43)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(44)	Amendment to the Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(g)(45)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(g)(46)	Amendment to the Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, and Tuttle Capital Government Grift ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(g)(47)	Amendment to the Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, and T-REX 2X Long HHH Daily Target ETF (To be Filed by Amendment).

(g)(48)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, and T-REX 2X Long HHH Daily Target ETF (To be Filed by Amendment).

(g)(49)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, and Tuttle Capital Government Grift ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(g)(50)	Amendment to the Custody Agreement between the Registrant and [_____] on behalf of the Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long BRR Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF and Tuttle Capital IBIT Income Blast ETF, Tuttle Capital SOL Income Blast ETF, Tuttle Capital XRP Income Blast ETF, Tuttle Capital DOGE Income Blast ETF, Tuttle Capital Cardano Income Blast ETF, Tuttle Capital Chainlink Income Blast ETF, Tuttle Capital BNB Income Blast ETF, Tuttle Capital AVAX Income Blast ETF, Tuttle Capital Bonk Income Blast ETF, Tuttle Capital Litecoin Income Blast ETF, Tuttle Capital SUI Income Blast ETF, T-REX 2X Long KLAR Daily Target ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF, T-REX 2X Long GRNY Daily Target ETF, T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, T-REX 2X Long UI Daily Target ETF, T-REX 3X ETFs, Tuttle Capital Permanent Portfolio 2.0 ETF, TSPY Lift ETF, TDAQ Lift ETF, T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, T-REX 2X Long ZIM Daily Target ETF, T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, T-REX 2X Long QSI Daily Target ETF, Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, Tuttle Capital HOOD Crypto Blast ETF, and T-REX 2X Long INFQ Daily Target ETF (To be Filed by Amendment).

(g)(51)	Amendment to the Transfer Agent Agreement between the Registrant and [_______] on behalf of the Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long BRR Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF and Tuttle Capital IBIT Income Blast ETF, Tuttle Capital SOL Income Blast ETF, Tuttle Capital XRP Income Blast ETF, Tuttle Capital DOGE Income Blast ETF, Tuttle Capital Cardano Income Blast ETF, Tuttle Capital Chainlink Income Blast ETF, Tuttle Capital BNB Income Blast ETF, Tuttle Capital AVAX Income Blast ETF, Tuttle Capital Bonk Income Blast ETF, Tuttle Capital Litecoin Income Blast ETF, Tuttle Capital SUI Income Blast ETF. T-REX 2X Long KLAR Daily Target ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF, T-REX 2X Long GRNY Daily Target ETF, T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, T-REX 2X Long UI Daily Target ETF, T-REX 3X ETFs, Tuttle Capital Permanent Portfolio 2.0 ETF, TSPY Lift ETF, TDAQ Lift ETF, T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, T-REX 2X Long ZIM Daily Target ETF, T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, T-REX 2X Long QSI Daily Target ETF, Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, Tuttle Capital HOOD Crypto Blast ETF, and T-REX 2X Long INFQ Daily Target ETF (To be Filed by Amendment).

(g)(52)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(53)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the IDX Alternative FIAT ETF, T-REX 2X Long ETOR Daily Target ETF, and T-REX 2X Long GLXY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(54)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the IDX Alternative FIAT ETF, T-REX 2X Long ETOR Daily Target ETF, and T-REX 2X Long GLXY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(55)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and T-REX 2X BMNR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(56)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and T-REX 2X BMNR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(57)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(g)(58)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, and REX-Osprey™ XLM ETF (To be Filed by Amendment).

(g)(59)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, and REX-Osprey™ XLM ETF. (To be Filed by Amendment).

(g)(60)	Amendment to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Applied Finance IVS US SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(g)(61)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Applied Finance IVS International Large ETF and Applied Finance IVS International SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(g)(62)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Applied Finance IVS International Large ETF and Applied Finance IVS International SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(g)(63)	Amendment to the Custody Agreement between the Registrant and [___] on behalf of the Tuttle Capital UFO Disclosure ETF (To be Filed by Amendment).

(g)(64)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(g)(65)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(g)(66)	Amendment to the Custody Agreement between the Registrant and [___] on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(g)(67)	Amendment to the Custody Agreement between the Registrant and [___] on behalf of the REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, and REX-OspreyTM Crypto Yield ETF (To be Filed by Amendment).

(g)(68)	Amendment to the Transfer Agent Services Agreement between the Registrant and [___] on behalf of the REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, and REX-OspreyTM Crypto Yield ETF (To be Filed by Amendment).

(h)(1)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(2)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed on October 12, 2021.

(h)(3)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 11 on Form N-1A filed on July 20, 2021.

(h)(4)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(5)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(h)(6)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(7)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(h)(8)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on October 28, 2025.

(h)(9)

Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX ETFs and REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(h)(10)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF, and IDX Alternative FIAT ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 396 on Form N-1A filed on September 24, 2025.

(h)(11)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.
(h)(12)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(h)(13)	Fund Services Agreement between Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(h)(14)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(15)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(16)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(h)(17)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(18)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(19)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX-OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(h)(20)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 443 on Form N-1A filed on November 5, 2025.

(h)(21)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(h)(22)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(23)	Form of Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Brookmont Dividend Growth ETF is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 419 on Form N-1A on October 10, 2025.

(h)(24)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the AQE Core ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 433 on Form N-1A filed on October 27, 2025.

(h)(25)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, REX-Osprey™ XLM ETF, REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, and REX-OspreyTM Crypto Yield ETF (To be Filed by Amendment).

(h)(26)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance IVS US SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(h)(27)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(h)(28)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(h)(29)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the T-REX 2X Long GRNY Daily Target ETF, T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, and T-REX 2X Long UI Daily Target ETF, Tuttle Capital Permanent Portfolio 2.0 ETF, TSPY Lift ETF, TDAQ Lift ETF, T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, T-REX 2X Long ZIM Daily Target ETF, T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, T-REX 2X Long QSI Daily Target ETF, Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, Tuttle Capital HOOD Crypto Blast ETF, and T-REX 2X Long INFQ Daily Target ETF (To be Filed by Amendment).

(h)(30)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the T-REX 3X ETFs (To be Filed by Amendment).

(h)(31)	Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(32)	Amendment No. 4 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(33)	Amendment No. 6 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(h)(34)	Amendment No. 7 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(h)(35)	Amendment No. 8 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(36)	Amendment No. 9 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(h)(37)	Amendment No. 10 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Trust is herein incorporated by reference from Registrant’s Post-Effective No. 33 on Form N-1A filed on November 28, 2022.

(h)(38)	Amendment No. 12 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(h)(39)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital 2X DBMF ETF, T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(h)(40)

Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(h)(41)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF and T-REX 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(h)(42)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of REX AI Equity Premium Income ETF, and SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(h)(43)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital Congressional Trading ETF and the T-REX 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(h)(44)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(45)	ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(h)(46)	Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(h)(47)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(48)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(49)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(50)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-REX 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(51)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(52)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(53)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(54)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-REX 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(55)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(56)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(57)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and Citibank, N.A. on behalf of the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(h)(58)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, and Tuttle Capital COIN 0DTE Covered Call ETF (To be Filed by Amendment).

(h)(59)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, and Tuttle Capital COIN 0DTE Covered Call ETF(To be Filed by Amendment).

(h)(60)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on the behalf of the REX OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(61)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(62)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and [_____] on behalf of the T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, and T-REX 2X Long LINK Daily Target ETF (To be Filed by Amendment).

(h)(63)	Amendment to the ETF Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AI in Healthcare ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, T-REX 2X Long SNOW Daily Target ETF, and T-REX 2X Long GME Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(h)(64)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AI in Healthcare ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, T-REX 2X Long SNOW Daily Target ETF, and T-REX 2X Long GME Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(h)(65)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and [____] on behalf of the Tuttle Capital Agentic AI ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, and Tuttle Capital UFO Disclosure AI Powered ETF (To be Filed by Amendment).

(h)(66)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and [____] on behalf of the Tuttle Capital Agentic AI ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, and Tuttle Capital UFO Disclosure AI Powered ETF (To be Filed by Amendment).

(h)(67)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on the behalf of the OTG Latin America ETF, Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, REX-Osprey MOVE ETF, and the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(68)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the OTG Latin America ETF, Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, REX-Osprey MOVE ETF, and the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(69)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(70)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(71)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(h)(72)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(h)(73)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, and T-REX 2X Long HHH Daily Target ETF (To be Filed by Amendment).

(h)(74)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, and T-REX 2X Long HHH Daily Target ETF

(h)(75)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and T-REX 2X Long BMNR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(76)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and T-REX 2X Long BMNR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(77)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, and Tuttle Capital Government Grift ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(h)(78)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, and Tuttle Capital Government Grift ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(h)(79)	Amendment to the Services Agreement between the Registrant and [______]on behalf of the Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long BRR Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF and Tuttle Capital IBIT Income Blast ETF, Tuttle Capital SOL Income Blast ETF, Tuttle Capital XRP Income Blast ETF, Tuttle Capital DOGE Income Blast ETF, Tuttle Capital Cardano Income Blast ETF, Tuttle Capital Chainlink Income Blast ETF, Tuttle Capital BNB Income Blast ETF, Tuttle Capital AVAX Income Blast ETF, Tuttle Capital Bonk Income Blast ETF, Tuttle Capital Litecoin Income Blast ETF, Tuttle Capital SUI Income Blast ETF, T-REX 2X Long KLAR Daily Target ETF, Tuttle Capital UFO Disclosure ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF, T-REX 2X Long GRNY Daily Target ETF, T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, T-REX 2X Long UI Daily Target ETF, T-REX 3X ETFs, Tuttle Capital Permanent Portfolio 2.0 ETF, TSPY Lift ETF, TDAQ Lift ETF, T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, T-REX 2X Long ZIM Daily Target ETF, T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, T-REX 2X Long QSI Daily Target ETF, Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, Tuttle Capital HOOD Crypto Blast ETF, and T-REX 2X Long INFQ Daily Target ETF (To be Filed by Amendment).

(h)(80)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(81)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the IDX Alternative FIAT ETF, T-REX 2X Long ETOR Daily Target ETF, and T-REX 2X Long GLXY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(82)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the IDX Alternative FIAT ETF, T-REX 2X Long ETOR Daily Target ETF, and T-REX 2X Long GLXY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(83)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant and Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(h)(84)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the AQE Core ETF, Hedgeye 130/30 Equity ETF, Hedgeye Fourth Turning ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long Solana Daily Target ETF, and T-REX 2X Long SUI Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on October 15, 2025.

(h)(85)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the AQE Core ETF, Hedgeye 130/30 Equity ETF, Hedgeye Fourth Turning ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long Solana Daily Target ETF, and T-REX 2X Long SUI Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on October 15, 2025.

(h)(86)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, and REX-Osprey™ XLM ETF (To be Filed by Amendment).

(h)(87)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, and REX-Osprey™ XLM ETF (To be Filed by Amendment).

(h)(88)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Applied Finance IVS US SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(h)(89)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Applied Finance IVS International Large ETF and Applied Finance IVS International SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(h)(90)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(h)(91)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(h)(92)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(h)(93)	Amendment to the Services agreement between the Registrant and [___]on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(h)(94)	Amendment to the Services Agreement between the Registrant and [____] on behalf of the REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, and REX-OspreyTM Crypto Yield ETF (To be Filed by Amendment).

(h)(95)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and BNY Mellon ETF Trust on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(96)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Franklin Templeton ETF Trust on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(97)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Litman Gregory Funds ETF Trust on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(98)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Schwab Strategic Trust ETF Trust on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(99)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Volatility Shares ETF Trust on behalf of the REX-OspreyTM ETH + Staking ETF and REX-OspreyTM SOL + Staking ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(100)	Fee Waiver Letter dated January 16, 2025, between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 244 on Form N-1A filed on March 28, 2025.

(h)(101)

Fee Waiver Letter dated November 1, 2024 between Registrant and Tuttle Capital Management LLC on behalf of the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

Fee Waiver Letter dated June 25, 2024 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(h)(102)	Fee Waiver Letter dated February 18, 2025 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 19, 2025.

(h)(103)	Expense Limitation Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(104)	Fee Waiver Letter dated August 21, 2025 between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Dividend Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 419 on Form N-1A filed on October 10, 2025.

(i)(1)	Opinion and Consent of Practus, LLP regarding the legality of securities registered with respect to the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(i)(2)	Consent of Legal Counsel for the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on November 26, 2025.

(i)(3)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on March 12, 2021.

(i)(4)	Consent of Legal Counsel for the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(i)(5)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(i)(6)	Consent of Legal Counsel for the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 255 on Form N-1A filed on April 30, 2025.

(i)(7)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on November 9, 2021.

(i)(8)	Consent of Legal Counsel for Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 244 on Form N-1A filed on March 28, 2025.

(i)(9)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference form the Registration’s Post-Effective Amendment No 28 on Form N-1A filed on June 7, 2022.

(i)(10)	Consent of Counsel for the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 233 on Form N-1A filed on February 28, 2025.

(i)(11)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the WealthTrust DBS Long Term Growth is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(i)(12)	Consent of Counsel for the WealthTrust DBS Long Term Growth ETF – Filed Herewith.

(i)(13)

Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(i)(14)	Consent of Counsel for the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 481 on Form N-1A filed on November 26, 2025.
(i)(15)	Opinion and Consent of Counsel regarding legality of securities registered with respect to the Tuttle Capital 2X DBMF ETF (To be Filed by Amendment).

(i)(16)	Opinion and Consent of Counsel regarding legality of shares registered with respect to T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF and T-REX 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 97 on Form N-1A filed on October 6, 2023.

(i)(17)	Consent of Counsel for the T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF and T-REX 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 437 on Form N-1A filed on October 28, 2025.

(i)(18)	Opinion and Consent of Counsel regarding legality of shares registered with respect to LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(i)(19)	Consent of Counsel for the LAFFER | TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 482 on Form N-1A filed on November 26, 2025.

(i)(20)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(i)(21)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(i)(22)	Consent of Counsel for the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 483 on Form N-1A filed on November 26, 2025.

(i)(23)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 106 on Form N-1A filed on October 31, 2023.

(i)(24)	Consent of Counsel for the Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 207 on Form N-1A filed on December 30, 2024.

(i)(25)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(i)(26)	Consent of Counsel for Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(i)(27)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Daily 2X Long AI ETF and the Tuttle Capital Daily 2X Inverse AI ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 112 on Form N-1A filed on November 17, 2023.

(i)(28)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(i)(29)	Consent of Legal Counsel for the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 232 on Form N-1A filed on February 28, 2025.

(i)(30)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF and T-REX 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(i)(31)	Consent of Legal Counsel for the T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG APPLE DAILY TARGET ETF, T-REX 2X INVERSE APPLE DAILY TARGET ETF, T-REX 2X LONG ALPHABET DAILY TARGET ETF, T-REX 2X INVERSE ALPHABET DAILY TARGET ETF, T-REX 2X LONG MICROSOFT DAILY TARGET ETF and T-REX 2X INVERSE MICROSOFT DAILY TARGET ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(i)(32)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the TappAlpha SPY Daily Growth & Income ETF and TappAlpha Innovation 100 Daily Growth & Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(i)(33)	Consent of Legal Counsel for the TappAlpha Innovation 100 Growth & Daily Income ETF and TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 257 on Form N-1A filed on April 30, 2025.

(i)(34)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(i)(35)	Consent of Legal Counsel for the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 402 on Form N-1A filed on September 29, 2025.

(i)(36)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(i)(37)	Consent of Legal Counsel for the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 256 on Form N-1A filed on April 30, 2025.

(i)(38)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Congressional Trading ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(i)(39)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(i)(40)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Inverse MSTR Daily Target ETF and the T-REX 2X Long MSTR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(i)(41)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(i)(42)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Option Income ETFs (To be Filed by Amendment).

(i)(43)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(i)(44)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(i)(45)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Put Write ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 229 on Form N-1A filed on February 24, 2025.

(i)(46)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the SMI 3Fourteen SMI REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(i)(47)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 236 on Form N-1A filed on March 11, 2025.

(i)(48)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(i)(49)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 245 on Form N-1A filed on March 28, 2025.

(i)(50)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Tuttle Capital IBIT 0DTE Covered Call ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(i)(51)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX-OspreyTM SOL +Staking ETF and the REX Osprey™ ETH +Staking ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 303 on Form N-1A filed on June 27, 2025.

(i)(52)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX Osprey™ XRP ETF and the REX Osprey™ DOGE ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 383 on Form N-1A filed on September 12, 2025.

(i)(53)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long XRP Daily Target ETF and T-REX 2X Long SOL Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 454 on Form N-1A filed on November 7, 2025.

(i)(54)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, T-REX 2X Long LINK Daily Target ETF, and T-REX 2X Long SUI Daily Target ETF (To be Filed by Amendment).

(i)(55)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(i)(56)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Hedgeye ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(i)(57)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 276 on Form N-1A filed on May 21, 2025.

(i)(58)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 286 on Form N-1A filed on May 30, 2025.

(i)(59)	Consent of Legal Counsel for the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(i)(60)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(i)(61)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, and T-REX 2X Long DOUL Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 318 on Form N-1A filed on July 22, 2025.

(i)(62)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long GEV Daily Target ETF and T-REX 2X Long HHH Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(i)(63)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital 1X Inverse Volatility ETF and Tuttle Capital 2X Inverse Volatility ETF (To be Filed by Amendment).

(i)(64)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long BYDDY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on September 12, 2025.

(i)(65)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(i)(66)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(i)(67)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the IDX Alternative FIAT ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 396 on Form N-1A filed on September 24, 2025.

(i)(68)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Tuttle Capital Government Grift ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on October 3, 2025.

(i)(69)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X TRON Daily Target ETF (To be Filed by Amendment).

(i)(70)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long BRR Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF and T-REX 2X Inverse CRCL Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 397 on Form N-1A filed on September 24, 2025.

(i)(71)	Opinion and Consent of Counsel regarding legality of shares with respect to the Brookmont Dividend Growth ETF is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 419 on Form N-1A on October 10, 2025.

(i)(72)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long FIG Daily Target ETF and the T-REX 2X Long SBET Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on October 15, 2025.

(i)(73)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, and T-REX 2X Inverse FIG Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 427 on Form N-1A filed on October 20, 2025.

(i)(74)	Opinion and Consent of Counsel regarding legality of shares with respect to the AQE Core ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 433 on Form N-1A filed on October 27, 2025.

(i)(75)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long BLSH Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on October 28, 2025.

(i)(76)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF and T-REX 2X Inverse BLSH Daily Target ETF is incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on October 29, 2025.

(i)(77)	Opinion and Consent of Counsel regarding legality of shares with respect to the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 443 on Form N-1A filed on November 5, 2025.

(i)(78)	Opinion and Consent of Counsel regarding legality of shares with respect to the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(i)(79)	Opinion and Consent of Counsel regarding legality of shares with respect to the Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF and Tuttle Capital IBIT Income Blast ETF, Tuttle Capital SOL Income Blast ETF, Tuttle Capital XRP Income Blast ETF, Tuttle Capital DOGE Income Blast ETF, Tuttle Capital Cardano Income Blast ETF, Tuttle Capital Chainlink Income Blast ETF, Tuttle Capital BNB Income Blast ETF, Tuttle Capital AVAX Income Blast ETF, Tuttle Capital Bonk Income Blast ETF, Tuttle Capital Litecoin Income Blast ETF and Tuttle Capital SUI Income Blast ETF (To be Filed by Amendment).

(i)(80)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long KLAR Daily Target ETF (To be Filed by Amendment).

(i)(81)	Opinion and Consent of Counsel regarding legality of shares with respect to the Applied Finance IVS US SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(i)(82)	Opinion and Consent of Counsel regarding legality of shares with respect to the Tuttle Capital UFO Disclosure ETF (To be Filed by Amendment).

(i)(83)	Opinion and Consent of Counsel regarding legality of shares with respect to the GSR Crypto ETFs (To be Filed by Amendment).

(i)(84)	Opinion and Consent of Counsel regarding legality of shares with respect to the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(i)(85)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, and T-REX 2X Long VEEV Daily Target ETF (To be Filed by Amendment).

(i)(86)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(i)(87)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long GRNY Daily Target ETF (To be Filed by Amendment).

(i)(88)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, and T-REX 2X Long UI Daily Target ETF (To be Filed by Amendment).

(i)(89)	Opinion and Consent of Counsel regarding legality of shares with respect to the REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, and REX-Osprey™ XLM ETF (To be Filed by Amendment).

(i)(90)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 3X ETFs (To be Filed by Amendment).

(i)(91)	Opinion and Consent of Counsel regarding legality of shares with respect to the Tuttle Capital Permanent Portfolio 2.0 ETF (To be Filed by Amendment).

(i)(92)	Opinion and Consent of Counsel regarding legality of shares with respect to the TSPY Lift ETF and TDAQ Lift ETF (To be Filed by Amendment).

(i)(93)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, and T-REX 2X Long ZIM Daily Target ETF (To be Filed by Amendment).

(i)(94)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, and T-REX 2X Long QSI Daily Target ETF (To be Filed by Amendment).

(i)(95)	Opinion and Consent of Counsel regarding legality of shares with respect to the REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, and REX-OspreyTM Crypto Yield ETF (To be Filed by Amendment).

(i)(96)	Opinion and Consent of Counsel regarding legality of shares with respect to the Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, and Tuttle Capital HOOD Crypto Blast ETF (To be Filed by Amendment).

(i)(97)	Opinion and Consent of Counsel regarding legality of shares with respect to the and T-REX 2X Long INFQ Daily Target ETF (To be Filed by Amendment).

(j)(1)	Consent of Independent Registered Public Accounting Firm on behalf of the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on November 26, 2025.

(j)(2)	Consent of Independent Registered Public Accounting Firm on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(j)(3)	Consent of Independent Registered Public Accounting Firm on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 255 on Form N-1A filed on April 30, 2025.

(j)(4)	Consent of Independent Registered Public Accounting Firm on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 481 on Form N-1A filed on November 26, 2025.

(j)(5)	Consent of Independent Registered Public Accounting Firm on behalf of the WealthTrust DBS Long Term Growth ETF – Filed Herewith.

(j)(6)	Consent of Independent Registered Public Accounting Firm on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 244 on Form N-1A filed on March 28, 2025.

(j)(7)	Consent of Independent Registered Public Accounting Firm on behalf of the T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF and T-REX 2X Inverse NVIDIA Daily Target ETF – is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 437 on Form N-1A filed on October 28, 2025.

(j)(8)	Consent of Independent Registered Public Accounting Firm on behalf of the LAFFER | TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 482 on Form N-1A filed on November 26, 2025.

(j)(9)	Consent of Independent Registered Public Accounting Firm on behalf of the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 483 on Form N-1A filed on November 26, 2025.

(j)(10)	Consent of Independent Registered Public Accounting Firm on behalf of Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(j)(11)	Consent of Independent Registered Public Accounting Firm on behalf of Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 207 on Form N-1A filed on December 30, 2024.

(j)(12)	Consent of Independent Registered Public Accounting Firm on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 232 on Form N-1A filed on February 28, 2025.

(j)(13)	Consent of Independent Registered Public Accounting Firm on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 233 on Form N-1A filed on February 28, 2025.

(j)(14)	Consent of Independent Registered Public Accounting Firm on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 256 on Form N-1A filed on April 30, 2025.

(j)(15)	Consent of Independent Registered Public Accounting Firm on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 257 on Form N-1A filed on April 30, 2025.

(j)(16)	Consent of Independent Registered Public Accounting Firm on behalf of the T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG APPLE DAILY TARGET ETF, T-REX 2X INVERSE APPLE DAILY TARGET ETF, T-REX 2X LONG ALPHABET DAILY TARGET ETF, T-REX 2X INVERSE ALPHABET DAILY TARGET ETF, T-REX 2X LONG MICROSOFT DAILY TARGET ETF and T-REX 2X INVERSE MICROSOFT DAILY TARGET ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(j)(17)	Consent of Independent Registered Public Accounting Firm on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(j)(18)	Consent of Independent Registered Public Accounting Firm on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(j)(19)	Consent of Independent Registered Public Accounting Firm on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 402 on Form N-1A filed on September 29, 2025.

(l)	Initial Capital Agreement is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(m)(1)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(m)(2)	Distribution Plan Pursuant to Rule 12b-1 for the Brookmont Catastrophic Bond ETF and Brookmont Dividend Growth ETF is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 419 on Form N-1A on October 10, 2025.

(m)(3)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on October 15, 2025.

(m)(4)	Distribution Plan Pursuant to Rule 12b-1 for the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(m)(5)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(m)(6)	Distribution Plan Pursuant to Rule 12b-1 for the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(m)(7)	Distribution Plan Pursuant to Rule 12b-1 for the Hedgeye ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 286 on Form N-1A filed on May 30, 2025.

(m)(9)	Distribution Plan Pursuant to Rule 12b-1 for the REX-OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(m)(10)	Distribution Plan Pursuant to Rule 12b-1 for the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(m)(11)	Distribution Plan Pursuant to Rule 12b-1 for the IDX Alternative FIAT ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 396 on Form N-1A filed on September 24, 2025.

(m)(12)	Distribution Plan Pursuant to Rule 12b-1 for the AQE Core ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 433 on Form N-1A filed on October 27, 2025.

(m)(13)	Distribution Plan Pursuant to Rule 12b-1 for the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 443 on Form N-1A filed on November 5, 2025.

(m)(14)	Distribution Plan Pursuant to Rule 12b-1 for the REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, REX-Osprey™ XLM ETF, REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, and REX-OspreyTM Crypto Yield ETF (To be Filed by Amendment).

(m)(15)	Distribution Plan Pursuant to Rule 12b-1 for the Applied Finance IVS US SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International SMID ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 475 on Form N-1A filed on November 25, 2025.

(m)(16)	Distribution Plan Pursuant to Rule 12b-1 for the GSR Crypto ETFs (To be Filed by Amendment).

(m)(17)	Distribution Plan Pursuant to Rule 12b-1 for the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(m)(18)	Distribution Plan Pursuant to Rule 12b-1 for the T-REX 2X Long GRNY Daily Target ETF, T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, T-REX 2X Long UI Daily Target ETF, Tuttle Capital Permanent Portfolio 2.0 ETF, TSPY Lift ETF, TDAQ Lift ETF, T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, T-REX 2X Long ZIM Daily Target ETF, T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, T-REX 2X Long QSI Daily Target ETF, Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, Tuttle Capital HOOD Crypto Blast ETF, and T-REX 2X Long INFQ Daily Target ETF (To be Filed by Amendment).

(m)(19)	Distribution Plan Pursuant to Rule 12b-1 for of the T-REX 3X ETFs (To be Filed by Amendment).

(n)(1)	Rule 18f-3 Multi-Class Plan. Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(p)(2)	Code of Ethics for Ridgeline Research, LLC is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(p)(3)	Code of Ethics for Vident Asset Management is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(p)(4)	Code of Ethics for Formidable Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on March 12, 2021.

(p)(5)	Code of Ethics for Toroso Asset Management is herein incorporated by reference filed from the Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on April 29, 2022.

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 255 on Form N-1A filed on April 30, 2025.

(p)(7)	Code of Ethics for Gea Sphere, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(8)	Code of Ethics for Kingsbarn Capital Management, LLC is herein incorporated by reference filed from the Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on April 29, 2022.

(p)(9)	Code of Ethics for WealthTrust Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(10)	Code of Ethics for Cultivar Capital, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(11)	Code of Ethics for Tuttle Capital Management LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 318 on Form N-1A filed on July 22, 2025.

(p)(12)	Code of Ethics for Laffer Tengler Investments, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(p)(13)	Code of Ethics for REX Advisers, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(p)(14)	Code of Ethics for Brendan Wood TopGun Partnerships Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.
(p)(15)	Code of Ethics for IDX Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(p)(16)	Code of Ethics for Tapp Finance, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(p)(17)	Code of Ethics for 3Fourteen & SMI Advisory Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(p)(18)	Code of Ethics for Brookmont Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(p)(19)	Code of Ethics for King Ridge Capital Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(p)(20)	Code of Ethics for OT Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(p)(21)	Code of Ethics for Hedgeye Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(p)(22)	Code of Ethics for OTG Asset Management, Ltd. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on March 12, 2025.

(p)(23)	Code of Ethics for Golden Eagle Strategies, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(p)(24)	Code of Ethics for Arlington Partners, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 433 on Form N-1A filed on October 27, 2025.

(p)(25)	Code of Ethics for Framework Digital Advisors LLC (To be filed by Amendment).

(p)(26)	Code of Ethics for Highland Capital Management, LLC (To be Filed by Amendment).

(q)	Power of Attorney for Mary Lou H. Ivey, Dr. David J. Urban, and Theo H. Pitt, Jr. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 395 on Form N-1A filed on September 24, 2025.

Item 29. Persons Controlled By or Under Common Control With Registrant

The REX-Osprey™ SOL + Staking ETF, a series of the Registrant, wholly owns and controls REX-Osprey™ SOL (Cayman) Portfolio S.P. (the “SOL Subsidiary”), an exempt company organized under the laws of Cayman Islands. The SOL Subsidiary’s financial statements will be included on a consolidated basis in the REX-Osprey™ SOL + Staking ETF’s report filed on Form N-CSR.

The REX-Osprey™ ETH + Staking ETF, a series of the Registrant, wholly owns and controls REX-Osprey™ ETH ETF (Cayman) Portfolio S.P. (the “ETH Subsidiary”), an exempt company organized under the laws of Cayman Islands. The ETH Subsidiary’s financial statements will be included on a consolidated basis in the REX-Osprey™ ETH + Staking ETF’s report filed on Form N-CSR.

The REX-Osprey™ XRP ETF, a series of the Registrant, wholly owns and controls REX-Osprey™ XRP ETF (Cayman) Portfolio S.P. (the “XRP Subsidiary”), an exempt company organized under the laws of Cayman Islands. The XRP Subsidiary’s financial statements will be included on a consolidated basis in the REX-Osprey™ XRP ETF’s report filed on Form N-CSR.

The REX-Osprey™ DOGE ETF, a series of the Registrant, wholly owns and controls REX-Osprey™ DOGE (Cayman) Portfolio S.P. (the “DOGE Subsidiary”), an exempt company organized under the laws of Cayman Islands. The DOGE Subsidiary’s financial statements will be included on a consolidated basis in the REX-Osprey™ DOGE ETF’s report filed on Form N-CSR.

The IDX Alternative FIAT ETF, a series of the Registrant, wholly owns and controls IDX Alternative FIAT (Cayman) Portfolio S.P. (the “IDX Subsidiary”), an exempt company organized under the laws of Cayman Islands. The IDX Subsidiary’s financial statements will be included on a consolidated basis in the IDX Alternative FIAT ETF’s report filed on Form N-CSR.

The T-REX 2X Long XRP Daily Target ETF, a series of the Registrant, wholly owns and controls T-REX 2X Long XRP Daily Target (Cayman) Portfolio S.P. (the “T-REX 2X Long XRP Subsidiary”), an exempt company organized under the laws of Cayman Islands. The T-REX 2X Long XRP Subsidiary’s financial statements will be included on a consolidated basis in the T-REX 2X Long XRP Daily Target ETF’s report filed on Form N-CSR.

The T-REX 2X Long SOL Daily Target ETF, a series of the Registrant, wholly owns and controls T-REX 2X Long XRP Daily Target (Cayman) Portfolio S.P. (the “T-REX 2X Long SOL Subsidiary”), an exempt company organized under the laws of Cayman Islands. The T-REX 2X Long SOL Subsidiary’s financial statements will be included on a consolidated basis in the T-REX 2X Long SOL Daily Target ETF’s report filed on Form N-CSR.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The description of the Investment Adviser is found under the caption “Management,” “The Investment Adviser” in the Prospectus and under the caption “Investment Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Adviser may provide investment advisory services to persons or entities other than the Registrant.

Item 32.	Foreside Fund Services, LLC

Item 32(a)           Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Dividend Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	Ardian Access LLC
19.	ARK ETF Trust
20.	ARK Venture Fund
21.	Bitwise Funds Trust
22.	BondBloxx ETF Trust
23.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

24.	Bridgeway Funds, Inc.
25.	Brinker Capital Destinations Trust
26.	Brookfield Real Assets Income Fund Inc.
27.	Build Funds Trust
28.	Calamos Convertible and High Income Fund
29.	Calamos Convertible Opportunities and Income Fund
30.	Calamos Dynamic Convertible and Income Fund
31.	Calamos Global Dynamic Income Fund
32.	Calamos Global Total Return Fund
33.	Calamos Strategic Total Return Fund
34.	Carlyle Tactical Private Credit Fund
35.	Cascade Private Capital Fund
36.	Catalyst Strategic Income Opportunities Fund
37.	CBRE Global Real Estate Income Fund
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund
39.	Clifford Capital Partners Fund, Series of World Funds Trust
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Coatue Innovative Strategies Fund
43.	Cohen & Steers ETF Trust
44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
46.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
47.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
50.	Davis Fundamental ETF Trust
51.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
52.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
53.	Defiance Quantum ETF, Series of ETF Series Solutions
54.	Denali Structured Return Strategy Fund
55.	Dodge & Cox Funds
56.	DoubleLine ETF Trust
57.	DoubleLine Income Solutions Fund
58.	DoubleLine Opportunistic Credit Fund
59.	DoubleLine Yield Opportunities Fund
60.	DriveWealth ETF Trust
61.	EIP Investment Trust
62.	Ellington Income Opportunities Fund
63.	ETF Opportunities Trust
64.	Exchange Listed Funds Trust
65.	Exchange Place Advisors Trust
66.	FlexShares Trust
67.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
68.	Forum Funds
69.	Forum Funds II
70.	Forum Real Estate Income Fund
71.	Fundrise Growth Tech Fund, LLC
72.	GoldenTree Opportunistic Credit Fund
73.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
74.	Grayscale Funds Trust
75.	Guinness Atkinson Funds
76.	Harbor ETF Trust
77.	Harris Oakmark ETF Trust
78.	Hawaiian Tax-Free Trust
79.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
80.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
81.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
82.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
83.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
84.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

85.	Innovator ETFs Trust
86.	Ironwood Institutional Multi-Strategy Fund LLC
87.	Ironwood Multi-Strategy Fund LLC
88.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
89.	John Hancock Exchange-Traded Fund Trust
90.	Kurv ETF Trust
91.	Lazard Active ETF Trust
92.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
93.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
94.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
95.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
96.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
97.	Manor Investment Funds
98.	MoA Funds Corporation
99.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
100.	Morgan Stanley ETF Trust
101.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
102.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
103.	Morningstar Funds Trust
104.	NEOS ETF Trust
105.	Niagara Income Opportunities Fund
106.	North Square Evanston Multi-Alpha Fund
107.	NXG Cushing® Midstream Energy Fund
108.	NXG NextGen Infrastructure Income Fund
109.	OTG Latin American Fund, Series of World Funds Trust
110.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
111.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
112.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
113.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
117.	Palmer Square Funds Trust
118.	Palmer Square Opportunistic Income Fund
119.	Partners Group Private Income Opportunities, LLC
120.	Perkins Discovery Fund, Series of World Funds Trust
121.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
122.	Plan Investment Fund, Inc.
123.	Point Bridge America First ETF, Series of ETF Series Solutions
124.	Precidian ETFs Trust
125.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
126.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
127.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
128.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
129.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
130.	Renaissance Capital Greenwich Funds
131.	REX ETF Trust
132.	Reynolds Funds, Inc.
133.	RMB Investors Trust
134.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
135.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
136.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
137.	Roundhill Cannabis ETF, Series of Listed Funds Trust
138.	Roundhill ETF Trust
139.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
140.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
141.	Roundhill Video Games ETF, Series of Listed Funds Trust
142.	Rule One Fund, Series of World Funds Trust
143.	Russell Investments Exchange Traded Funds
144.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

145.	Six Circles Trust
146.	Sound Shore Fund, Inc.
147.	SP Funds Trust
148.	Sparrow Funds
149.	Spear Alpha ETF, Series of Listed Funds Trust
150.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
151.	STF Tactical Growth ETF, Series of Listed Funds Trust
152.	Strategic Trust
153.	Strategy Shares
154.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
155.	Tekla World Healthcare Fund
156.	Tema ETF Trust
157.	The 2023 ETF Series Trust
158.	The 2023 ETF Series Trust II
159.	The Community Development Fund
160.	The Cook & Bynum Fund, Series of World Funds Trust
161.	The Finite Solar Finance Fund
162.	The Private Shares Fund
163.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
164.	Third Avenue Trust
165.	Third Avenue Variable Series Trust
166.	Tidal Trust I
167.	Tidal Trust II
168.	Tidal Trust III
169.	TIFF Investment Program
170.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
171.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
172.	Timothy Plan International ETF, Series of The Timothy Plan
173.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
174.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
175.	Total Fund Solution
176.	Touchstone ETF Trust
177.	Trailmark Series Trust
178.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
179.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
180.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
181.	T-Rex 2x Long Ether Daily Target ETF
182.	U.S. Global Investors Funds
183.	Union Street Partners Value Fund, Series of World Funds Trust
184.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
185.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
186.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
187.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
188.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
189.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
190.	Virtus Stone Harbor Emerging Markets Income Fund
191.	Volatility Shares Trust
192.	WEBs ETF Trust
193.	Wedbush Series Trust
194.	Wellington Global Multi-Strategy Fund
195.	Wilshire Mutual Funds, Inc.
196.	Wilshire Variable Insurance Trust
197.	WisdomTree Digital Trust
198.	WisdomTree Trust
199.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)          The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Adviser

Ridgeline Research LLC, 14961 Finegan Farm Drive, Darnestown, Maryland 20874 (records relating to its function as investment adviser to the American Conservative Values ETF and the American Conservative Values Small-Cap ETF).

b)	Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (records relating to its function as sub-adviser to the American Conservative Values ETF, the American Conservative Values Small-Cap ETF, the Kingsbarn Tactical Bond ETF, the Kingsbarn Dividend Opportunity ETF , the REX ETFs, the REX FANG & Innovation Equity Premium Income ETF, the REX AI Equity Premium Income ETF, the REX Crypto Equity Premium Income ETF, the REX IncomeMax IBIT Strategy ETF and the REX Bitcoin Corporate Treasury Convertible Bond ETF).

c)	Adviser	Formidable Asset Management, LLC, 221 East fourth Street, Suite 2700, Cincinnati, Ohio 45202 (records relating to its function as investment adviser to the Formidable ETFs).
d)	Sub-Adviser

Tidal Investments, LLC, 898 N. Broadway, Suite 2, Massapequa, New York 11758 (records relating to its function as sub-adviser to the Formidable ETFs, the Applied Finance Valuation Large Cap ETF, WealthTrust DBS Long Term Growth ETF, Cultivar ETF, IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF, the SMI 3Fourteen Full-Cycle Trend ETF, the SMI 3Fourteen REAL Asset Allocation ETF, Hedgeye Capital Allocation ETF, Hedgeye Quality Growth ETF, Hedgeye 130/30 Equity ETF, Hedgeye Fourth Turning ETF, the OTG Latin America ETF, the IDX Alternative FIAT ETF, the Applied Finance IVS International Large ETF, Applied Finance IVS International Small ETF, Argent Large Cap Growth ETF and Argent Large Cap Value ETF).

e)	Adviser

Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as adviser to the Applied Finance Valuation Large Cap ETF, the Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF).

f)	Adviser

Kingsbarn Capital Management, LLC, 1645 Village Center Circle, Suite 200, Las Vegas, Nevada 89134 (records relating to its function as adviser to the Kingsbarn Tactical Bond ETF and Kingsbarn Dividend Opportunity ETF ).

g)	Adviser	WealthTrust Asset Management, LLC, 4458 Legendary Drive, Suite 140, Destin, Florida 32541 (records relating to its function as adviser to the WealthTrust DBS Long Term Growth ETF).
h)	Adviser	Cultivar Capital, Inc., 421 E. Hickory Street, Suite 103, Denton, Texas 76201 (records relating to its function as adviser to the Cultivar ETF).

i)	Adviser

Tuttle Capital Management LLC, 155 Lockwood Rd., Riverside CT 06878 (records relating to its function as adviser to the Tuttle Capital 2X DBMF ETF, Tuttle Capital 2X All Innovation ETF, Tuttle Capital 2X Inverse All Innovation ETF, T-REX 2X Inverse NVIDIA Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Long Tesla Daily Target ETF, LAFFER|TENGLER Equity Income ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF, T-REX 2X Inverse Microsoft Daily Target ETF, Tuttle Capital Congressional Trading ETF, the T-REX 2X Hedge ETFs, the Tuttle Option Income ETFs, the Put Write ETFs, the Opportunistic Trader ETF, the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long SOL Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long LTC Daily Target ETF, T-REX 2X Long DOGE Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long ADA Daily Target ETF, T-REX 2X Long LINK Daily Target ETF, and T-REX 2X Long SUI Daily Target ETF, the Tuttle Capital AI Powered ETFs, the Tuttle Capital No Bleed Tail Risk ETF, the T-REX 2X Long DKNG Daily Target ETF, the T-REX 2X Long BULL Daily Target ETF, the T-REX 2X Long XXI Daily Target ETF, the T-REX 2X Long CRWV Daily Target ETF, and the T-REX 2X Long SMR Daily Target ETF, T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, and T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, T-REX 2X Long HHH Daily Target ETF, T-REX 2X Long CRCL Daily Target ETF, Tuttle Capital Government Grift ETF, T-REX 2X Long TRON Daily Target ETF, T-REX 2X Long BRR Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF, Tuttle Capital IBIT Income Blast ETF, T-REX 2X Long KLAR Daily Target ETF, Tuttle Capital SOL Income Blast ETF, Tuttle Capital XRP Income Blast ETF, Tuttle Capital DOGE Income Blast ETF, Tuttle Capital Cardano Income Blast ETF, Tuttle Capital Chainlink Income Blast ETF, Tuttle Capital BNB Income Blast ETF, Tuttle Capital AVAX Income Blast ETF, Tuttle Capital UFO Disclosure ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF, T-REX 2X Long GRNY Daily Target ETF, T-REX 2X Long APH Daily Target ETF, T-REX 2X Long BREA Daily Target ETF, T-REX 2X Long DEFT Daily Target ETF, T-REX 2X Long FLGC Daily Target ETF, T-REX 2X Long HIVE Daily Target ETF, T-REX 2X Long HOLO Daily Target ETF, T-REX 2X Long HSDT Daily Target ETF, T-REX 2X Long NAKA Daily Target ETF, T-REX 2X Long NXTT Daily Target ETF, T-REX 2X Long SRFM Daily Target ETF, T-REX 2X Long STSS Daily Target ETF, T-REX 2X Long UI Daily Target ETF, Tuttle Capital Permanent Portfolio 2.0 ETF, TSPY Lift ETF, TDAQ Lift ETF, T-REX 2X Long AQMS Daily Target ETF, T-REX 2X Long AREC Daily Target ETF, T-REX 2X Long BLBX Daily Target ETF, T-REX 2X Inverse BMNR Daily Target ETF, T-REX 2X Long FTEL Daily Target ETF, T-REX 2X Long IDR Daily Target ETF, T-REX 2X Long ONDS Daily Target ETF, T-REX 2X Long PC Daily Target ETF, T-REX 2X Long PCH Daily Target ETF, T-REX 2X Long PGY Daily Target ETF, T-REX 2X Long PL Daily Target ETF, T-REX 2X Long TBH Daily Target ETF, T-REX 2X Long TMQ Daily Target ETF, T-REX 2X Long UEC Daily Target ETF, T-REX 2X Long USAR Daily Target ETF, T-REX 2X Long UUU Daily Target ETF, T-REX 2X Long ZIM Daily Target ETF, T-REX 2X Long ABAT Daily Target ETF, T-REX 2X Long ALB Daily Target ETF, T-REX 2X Long BTG Daily Target ETF, T-REX 2X Long BITF Daily Target ETF, T-REX 2X Long CRML Daily Target ETF, T-REX 2X Long DVLT Daily Target ETF, T-REX 2X Long ENVX Daily Target ETF, T-REX 2X Long GSIT Daily Target ETF, T-REX 2X Long LAC Daily Target ETF, T-REX 2X Long LAES Daily Target ETF, T-REX 2X Long LYSDY Daily Target ETF, T-REX 2X Long NAVN Daily Target ETF, T-REX 2X Long QSI Daily Target ETF, Tuttle Capital MSTR Crypto Blast ETF, Tuttle Capital NVDA Crypto Blast ETF, Tuttle Capital COIN Crypto Blast ETF, Tuttle Capital TSLA Crypto Blast ETF, Tuttle Capital PLTR Crypto Blast ETF, Tuttle Capital HOOD Crypto Blast ETF, and T-REX 2X Long INFQ Daily Target ETF).

j)	Sub-Adviser	Laffer Tengler Investments, Inc., 103 Murphy Court, Nashville, TN 37203 (records relating to its function as sub-adviser to the LAFFER|TENGLER Equity Income ETF).
k)	Adviser

REX Advisers, LLC, 1241 Post Road, Second Floor, Fairfield, Connecticut 06824 (records relating to its function as adviser to the REX ETFs, REX FANG & Innovation Equity Premium Income ETF, REX AI Equity Premium Income ETF, the REX Crypto Equity Premium Income ETF, REX IncomeMax IBIT Strategy ETF, the REX Bitcoin Corporate Treasury Convertible Bond ETF, REX-OspreyTM ETFs, REX-Osprey™ BNB +Staking ETF, REX-Osprey™ ADA + Staking ETF, REX-Osprey™ AAVE ETF, REX-Osprey™ ATOM + Staking ETF, REX-Osprey™ AVAX + Staking ETF, REX-Osprey™ BCH ETF, REX-Osprey™ CRO + Staking ETF, REX-Osprey™ DOT + Staking ETF, REX-Osprey™ ENA ETF, REX-Osprey™ HBAR ETF, REX-Osprey™ HYPE + Staking ETF, REX-Osprey™ INJ + Staking ETF, REX-Osprey™ LINK ETF, REX-Osprey™ LTC ETF, REX-Osprey™ NEAR + Staking ETF, REX-Osprey™ OKB ETF, REX-Osprey™ SEI + Staking ETF, REX-Osprey™ SUI + Staking ETF, REX-Osprey™ TAO + Staking ETF, REX-Osprey™ TRX + Staking ETF, REX-Osprey™ UNI ETF, REX-Osprey™ XLM ETF, the -REX 3X ETFs, REX-OspreyTM Top 10 Crypto Index ETF, REX-OspreyTM Top 10 Ex-BTC Crypto Index ETF, REX-OspreyTM Top 10 Capped Weightings Crypto Index ETF, and REX-OspreyTM Crypto Yield ETF).

l)	Sub-Adviser	Brendan Wood TopGun Partnerships Inc., 15 Prince Arthur Avenue, Toronto, Ontario, Canada M5R 1B2 (records relating to its function as sub-adviser to the Brendan Wood TopGun ETF).
m)	Adviser

Tapp Finance, Inc., 3700 W. Lawton St., Seattle, Washington 98199 (records relating to its function as adviser to the TappAlpha SPY Growth & Daily Income ETF and the TappAlpha Innovation 100 Growth & Daily Income ETF).

n)	Sub-Adviser

Tuttle Capital Management, LLC, 155 Lockwood Rd., Riverside CT 06878 (relating to its function as sub-adviser to the TappAlpha SPY Growth & Daily Income ETF, TappAlpha Innovation 100 Growth & Daily Income ETF, and the GSR Crypto ETFs).

o)	Adviser

IDX Advisors, LLC, 2201 E. Camelback Road, Suite 605, Phoenix, AZ 85016 (records relating to its function as adviser to the IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF and IDX Alternative FIAT ETF).

p)	Adviser

3Fourteen & SMI Advisory Services, LLC, 4400 Ray Blvd., Columbus, Indiana 47203 (records relating to its function as adviser to the SMI 3Fourteen Full-Cycle Trend ETF and the SMI 3Fourteen REAL Asset Allocation ETF).

q)	Adviser

Brookmont Capital Management, LLC, 5950 Berkshire Lane, Suite 1420, Dallas, TX 75225 (records relating to its function as adviser to the Brookmont Catastrophic Bond ETF and the Brookmont Dividend Growth ETF).

r)	Sub-Adviser	King Ridge Capital Advisors, LLC, 87 Summit Road, New London, NH 03257 (relating to its function as sub-adviser to the Brookmont Catastrophic Bond ETF).
s)	Sub-Advisor	OT Advisors, LLC, 7284 West Palmetto Park Road, Suite 303, Boca Raton, Florida 33433 (relating to its function as sub-adviser to the Opportunistic Trader ETF).
t)	Adviser

Hedgeye Asset Management, LLC, 1 High Ridge Park, 3rd Floor, Stamford, CT 06905 (relating to its function as adviser to the Hedgeye Capital Allocation ETF, Hedgeye Quality Growth ETF, Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF).

u)	Adviser	OTG Asset Management, Ltd., Montenegro #1439 Torre Infrabol Piso 6, La Paz, Bolivia (relating to its function as the adviser to the OTG Latin America ETF).
v)	Adviser	Golden Eagle Strategies, Inc., 2103 South Ocean Boulevard, Unit B, Delray Beach, Florida 33483 (relating to its function as the adviser to the Golden Eagle Dynamic Hypergrowth ETF).
w)	Adviser	Arlington Partners, LLC, 2000 Morris Avenue, Suite 1300, Birmingham, Alabama 35203 (relating to its function as the adviser to the AQE Core ETF).
x)	Adviser	Highland Capital Management, LLC, 850 Ridge Lake Blvd., Suite 205, Memphis, Tennessee 38120 (relating to its function as the adviser to the Argent Large Cap Growth ETF and Argent Large Cap Value ETF)
y)	Sub-Adviser	Vident Advisory LLC (relating to its function as sub-adviser to the AQE Core ETF).
z)	Adviser	Framework Digital Advisors LLC, 347 5th Avenue, Suite 1402-700, New York, New York 10016 (relating to its function as the adviser to the GSR Crypto ETFs).

aa)	Custodian, Transfer Agency	Citibank, N.A., 390 Greenwich Street, 6th Floor, New York, New York 10013.
bb)	Transfer Agent	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.
cc)	Custodian	U.S. Bank, N.A., 425 Walnut St., Cincinnati, Ohio 45202.
dd)	Administrator	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

ee)	Distributor	Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.
ff)	Fund Accountant	Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio, 43219.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 484 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 26th day of November, 2025.

ETF OPPORTUNITIES TRUST

By:	/s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 484 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*Mary Lou H. Ivey	Trustee	November 26, 2025

*Theo H. Pitt, Jr.	Trustee	November 26, 2025

*Dr. David J. Urban	Trustee	November 26, 2025

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	November 26, 2025
Karen M. Shupe

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	November 26, 2025
Ann T. MacDonald

*By: /s/ Karen M. Shupe
Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney filed as Exhibit (q) on September 24, 2025 (Accession No. 0001999371-25-013876).

EXHIBITS

(i)(12)	Consent of Counsel for the WealthTrust DBS Long Term Growth ETF

(j)(5)	Consent of Independent Registered Public Accounting Firm on behalf of the WealthTrust DBS Long Term Growth ETF